As filed with the Securities and Exchange Commission on November 30, 2005

1933 Act Registration No. 33-36324
1940 Act Registration No. 811-6153

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

Pre-Effective Amendment No. ___ [  ]
Post-Effective Amendment No. 53 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

Amendment No. 55

Integrity Managed Portfolios
(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (701) 852-5292

With a copy to:
Robert E. Walstad	Bibb Strench
Integrity Mutual Funds, Inc.	Sutherland Asbill & Brennan LLP
1 North Main Street	1275 Pennsylvania Avenue, N.W
Minot, ND 58703	Washington, DC 20004

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)

[X] on (November 30, 2005) pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A-Prospectus for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund (the "Funds")

Part B-Statement of Additional Information for the Funds

Part C-Other Information

Signatures

Exhibits

Explanatory Note:  This Registration Statement contains the Prospectus and Statement of Additional Information for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund, each a series of the Integrity Managed Portfolios, a registered investment company.

The purpose of this amendment is to add updated financial information and other miscellaneous updates.

November 30, 2005

[Logo]

INTEGRITY MANAGED PORTFOLIOS

KANSASMUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Managed Portfolios listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Managed Portfolios can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

KansasMunicipal Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and Kansas income tax as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Kansas municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

·         Federal income taxes, including the AMT; and

·         Kansas personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Kansas personal income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's Investor Services ("Moody's") or Standard and Poor's Rating Group ("S&P"); commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What Are The Risks Of Investing In The Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Kansas bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing in Kansas bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and Kansas income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income; or

·         Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in this Fund if you seek to:

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

Kansas Municipal Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes from year to year and how average annual returns over one, five and ten-year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Kansas Municipal Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1995                15.70%
1996                2.95%
1997                5.10%
1998                4.02%
1999                0.33%
2000                8.17%
2001                5.39%
2002                0.51%
2003                1.78%
2004                (0.12)%

1The year-to-date return on net asset value as of September 30, 2005, was 0.61%.

For the periods shown, the highest and lowest quarterly returns were 6.70% and (1.97)% for the quarters ending March 31, 1995, and March 29,1996, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(4.37)%	2.22%	3.83%	4.52%
Return After Taxes on Distributions	(4.37)%	2.22%	3.83%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	(1.58)%	2.55%	3.99%	4.60%
Lehman Brothers Municipal Bond Index[2]	4.47%	7.20%	7.06%	7.01%

1The inception date is November 15, 1990.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 3.52%.

Kansas Insured Intermediate Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with as high a level of current income that is exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and Kansas income tax as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Kansas municipal bonds that are rated investment grade (AAA/Aaa) by independent ratings agencies at the time of purchase and that are insured municipal securities. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 3 and 10 years. To pursue its objective, the Fund normally invests at least 95% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

  Federal income taxes, including the AMT; and
  Kansas personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 15% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Kansas personal income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Rating and Insurance Requirements for the Kansas Insured Intermediate Fund

The Kansas Insured Intermediate Fund primarily purchases insured municipal securities. Under normal market conditions, the Kansas Insured Intermediate Fund will invest at least 95% of its total assets in Kansas municipal securities which are either covered by insurance guaranteeing the timely payment of principal and interest on these securities or are backed by an escrow or trust account that contains sufficient U.S. government or U.S. government agency securities to ensure timely payment of interest and principal. This is a fundamental policy that may not be changed without shareholder approval. Each insured municipal security will be covered by insurance applicable to the specific security which may have been obtained either at the time of issuance or subsequently. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

The Fund will only purchase insured Kansas municipal securities whose insurers have total assets of at least $75 million, capital and surplus of at least $50 million and whose claims-paying ability is rated: "Aaa" by Moody's, or "AAA" by S&P, Fitch or Duff & Phelps at the time of purchase. The Kansas municipal securities covered by the insurance will be rated "Aaa" or "AAA" because of the claims paying rating of the insurer. The security's rating may be lower if the rating were based primarily on the credit quality of the issuer without regard to the insurance. There is no percentage limitation on the percentage of the Fund's assets that may be invested in Kansas municipal securities insured by any given insurer.

If subsequent to the purchase of an insured municipal security the rating on the claims-paying ability of the insurer or the municipal security is reduced, the Fund is not required to dispose of the security.

The Kansas Insured Intermediate Fund may only invest up to 15% of its total assets in Kansas municipal securities (rated Aaa/AAA) that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. These securities are generally uninsured and are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

Principal Risks: What are the Risks of Investment in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Kansas bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Kansas bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing in Kansas bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and Kansas income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income;

·         Set aside money systematically for retirement, estate planning or college funding; or

·         Prefer insured securities to uninsured securities that may provide a higher income.

You may wish to not invest in this Fund if you seek to

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

Kansas Insured Intermediate Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns one, five and ten-year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Kansas Insured Intermediate Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1995                13.36%
1996                3.25%
1997                3.18%
1998                4.68%
1999                1.19%
2000                5.93%
2001                5.80%
2002                1.77%
2003                3.42%
2004                0.05%

1The year-to-date return on net asset value as of September 30, 2005, was (0.24)%.

For the periods shown, the highest and lowest quarterly returns were 4.81% and (0.63)% for the quarters ending March 31, 1995, and March 31, 2004, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(2.69)%	2.80%	3.92%	3.92%
Return After Taxes on Distributions	(2.69)%	2.80%	3.92%	3.91%
Return After Taxes on Distributions and Sale of Fund Shares	(0.49)%	3.00%	3.99%	3.99%
Lehman Brothers Municipal 7-Year Bond Index[2]	3.16%	6.48%	3.19%	5.96%

1The inception date is November 23, 1992.

2The unmanaged Lehman Brothers 7-Year Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 4.61%.

MaineMunicipal Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with a high level of current income exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and Maine state income tax without assuming undue risk.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Maine municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 5 and 15 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

·         Federal income taxes, including the AMT; and

·         Maine personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Maine personal income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Maine bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Maine bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing in Maine bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and Maine income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income; or

·         Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in this Fund if you seek to:

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

Maine Municipal Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one, five and ten-year periods and since the inception of the Fund compared with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

The results prior to December 20, 2003, the date the Investment Adviser commenced management of the Fund's portfolio, was achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

MaineMunicipal Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1995                15.26%
1996                3.65%
1997                7.26%
1998                5.63%
1999                (1.13)%
2000                9.22%
2001                4.08%
2002                6.91%
2003                3.459%
2004                0.30%

1The year-to-date return on net asset value as of September 30, 2005, was (0.83)%.

For the periods shown, the highest and lowest quarterly returns were 6.36% and (1.37)% for the quarters ending March 31, 1995, and June 30, 1999, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(3.95)%	3.86%	4.93%	5.04%
Return After Taxes on Distributions	(4.35)%	3.76%	4.86%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	(1.17)%	3.84%	4.84%	4.96%
Lehman Brothers Municipal Bond Index[2]	4.47%	7.20%	7.06%	6.72%

1The inception date is December 5, 1991.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 4.10%.

Nebraska Municipal Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and Nebraska income tax as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Nebraska municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

·         Federal income taxes, including the AMT; and

·         Nebraska personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 15% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Nebraska personal income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Nebraska bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Nebraska bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing in Nebraska bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and Nebraska income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income; or

·         Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in this Fund if you seek to:

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

Nebraska Municipal Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one, five and ten-year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Nebraska Municipal Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1995                17.02%
1996                2.48%
1997                6.37%
1998                5.15%
1999                (0.48)%
2000                9.81%
2001                6.42%
2002                1.73%
2003                2.19%
2004                (0.11)%

1The year-to-date return on net asset value as of September 30, 2005, was 0.78%.

For the periods shown, the highest and lowest quarterly returns were 7.74% and (2.21)% for the quarters ending March 31, 1995, and March 29, 1996, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(4.37)%	3.05%	4.48%	3.55%
Return After Taxes on Distributions	(4.37)%	3.05%	4.48%	3.55%
Return After Taxes on Distributions and Sale of Fund Shares	(1.46)%	3.28%	4.56%	3.72%
Lehman Brothers Municipal Bond Index[2]	4.47%	7.20%	7.06%	5.97%

1The inception date is November 17, 1993.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 4.53%.

New Hampshire Municipal Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with a high level of current income exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and New Hampshire state interest and dividends tax ("income taxes").

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily New Hampshire municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 5 and 15 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

·         Federal income taxes, including the federal AMT; and

·         New Hampshire income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and New Hampshire income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in New Hampshire bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of New Hampshire bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing primarily in New Hampshire bonds and bonds issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and New Hampshire income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income; or

·         Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in this Fund if you seek to:

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

New Hampshire Municipal Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns one, five and ten-year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

The results prior to December 20, 2003, the date the Investment Adviser commenced management of the Fund's portfolio, was achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current investment adviser.

New Hampshire Municipal Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1995                14.76%
1996                3.59%
1997                7.63%
1998                6.13%
1999                (1.29)%
2000                8.53%
2001                4.19%
2002                6.64%
2003                2.69%
2004                1.13%

1The year-to-date return on net asset value as of September 30, 2005, was (1.42)%.

For the periods shown, the highest and lowest quarterly returns were 5.76% and (1.54)% for the quarters ending March 31, 1995, and June 30, 1999, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	(3.17)%	3.69%	4.86%	4.60%
Return After Taxes on Distributions	(3.31)%	3.63%	4.81%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	(0.80)%	3.70%	4.78%	4.55%
Lehman Brothers Municipal Bond Index[2]	4.47%	7.20%	7.06%	6.40%

1The inception date is December 31, 1992.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 2.50%.

Oklahoma Municipal Fund

Fund Summary
Investment Objective

The Fund seeks to provide its shareholders with as high a level of current income exempt from both federal income tax (other than the alternative minimum tax ("AMT")) and, to the extent indicated, Oklahoma income tax as is consistent with preservation of capital.

Principal Strategies: How the Fund Pursues its Objective

The Fund purchases primarily Oklahoma municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if the Fund's investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 10 and 25 years. To pursue its objective, the Fund normally invests 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

·         Federal income taxes, including the AMT; and

·         Oklahoma personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's assets may be invested in tax-free securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Oklahoma personal income taxes.

For temporary defensive purposes, the Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits of over $100 million; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The principal risks of investing in the Fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of the Fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics as changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Oklahoma bonds, the Fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Oklahoma bonds in which the Fund invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. See Appendix for additional risks of investing in Oklahoma bonds and issued by U.S. territories and possessions.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund uses hedging strategies, the Fund also bears the risk that the price movements of the futures and options on futures will not correlate with the price movements of the portfolio securities being hedged.

Is This Fund Right For You?

You may wish to invest in the Fund if you seek to:

·         Earn regular monthly dividends free from federal tax (excluding AMT) and Oklahoma income tax;

·         Preserve investment capital over time;

·         Reduce taxes on investment income; or

·         Set aside money systematically for retirement, estate planning or college funding.

You may wish to not invest in this Fund if you seek to:

·         Pursue an aggressive, high-growth investment strategy;

·         Invest through an IRA or 401(k) plan;

·         Avoid fluctuations in share price; or

·         Avoid the AMT.

Oklahoma Municipal Fund

How the Fund Has Performed

The chart and table provide some indication of the risk of investing in the Fund by showing performance changes year to year and how average annual returns over one and five year periods and since the inception of the Fund compare with those of a broad measure of market performance.

The bar chart shows the Fund's annual returns on a before-tax basis. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes were included, the annual returns would be lower than those shown. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Past performance, before and after taxes, is no guarantee of future results.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Oklahoma Municipal Fund

Annual Total Returns (as of 12/31 each year)1

[bar graph]

1997                8.02%
1998                4.84%
1999                (1.79)%
2000                8.09%
2001                6.99%
2002                3.31%
2003                3.28%
2004                1.57%

1The year-to-date return on net asset value as of September 30, 2005, was 1.71%.

For the periods shown, the highest and lowest quarterly returns were 4.02% and (1.55)% for the quarters ending December 29, 2000, and December 31, 1999, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the period ended December 31, 2004
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	(2.72)%	3.72%	3.84%
Return After Taxes on Distributions	(2.73)%	3.72%	3.82%
Return After Taxes on Distributions and Sale of Fund Shares	(0.53)%	3.83%	3.94%
Lehman Brothers Municipal Bond Index[2]	4.47%	7.20%	6.45%

1The inception date is September 25, 1996.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering deal of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The percentage of unrealized capital gains as compared to overall Fund assets at July 29, 2005: 4.17%.

What Are The Fund's Expenses?
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Kansas Municipal Fund	Kansas Insured Intermediate Fund	Maine Municipal Fund	Nebraska Municipal Fund	New Hampshire Municipal Fund	Oklahoma Municipal Fund
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	4.25%[2]	2.75%[2]	4.25%[2]	4.25%[2]	4.25%[2]	4.25%[2]
Maximum Deferred Sales Charge (Load)	1.00%[3]	None	1.00%[3]	1.00%[3]	1.00%[3]	1.00%[3]
Maximum Sales Charge (Load) Imposed on	None	None	None	None	None	None
Reinvested Dividends
Redemption Fees	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None
Annual Fund Expenses (expenses that are deducted from fund assets)
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%[4]	None	0.25%[4]	0.25%[4]	0.25%[4]	0.25%[4]
Other Expenses	0.40%	0.60%	0.52%	0.47%	1.05%	0.45%
Total Annual Fund Operating Expenses	1.15%	1.10%	1.27%	1.22%	1.80%	1.20%
Contractual Fee Waivers and Expense
Reimbursements	0.00%[5]	0.35%[5]	0.02%[5]	0.00%[5]	0.50%[5]	0.00%[5]
Net Annual Fund Operating Expenses (After Contractual Fee Waivers and Expense Reimbursements)	1.15%[6]	0.75%[6]	1.25%[6]	1.22%[6]	1.30%[6]	1.20%[6]

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to purchases of $50,000 or more. See "The Shares We Offer."

3In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge) you may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

4Because the Fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

5Under the terms of the advisory agreement, the investment adviser has contractually agreed to waive fees or reimburse expenses of the Funds (excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% (0.75% for the Kansas Insured Intermediate Fund) of the Funds' average daily net assets on an annual basis up to the amount of the investment advisory and management fee.

6In addition to the contractual commitment to maintain Fund expense levels, the investment adviser may also voluntarily waive or reimburse additional fees and expenses.  For fiscal year 2005, after such contractual and voluntary fee waivers and expense reimbursements, the net annual fund operating expenses for the Funds were: Kansas Municipal Fund 0.97%; Kansas Insured Intermediate Fund 0.75%; Maine Municipal Fund 0.97%; Nebraska Municipal Fund 0.98%; New Hampshire Municipal Fund 0.98%; and Oklahoma Municipal Fund 0.98%.

Cost of Investing Examples

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The examples all assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Kansas Municipal Fund	$538	$781	$1,049	$1,845
Kansas Insured Intermediate Fund	$385	$621	$881	$1,654
Maine Municipal Fund	$550	$818	$1,114	$1,993
Nebraska Municipal Fund	$545	$802	$1,087	$1,931
New Hampshire Municipal Fund	$602	$982	$1,401	$2,647
Oklahoma Municipal Fund	$543	$796	$1,076	$1,906

FUND MANAGEMENT

The overall management of the business and affairs of the Funds is the responsibility of the Funds' Board of Trustees. Integrity Money Management, Inc. ("Integrity"), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. Integrity has been advising mutual funds since 1989 and as of September 30, 2005, has assets under management of approximately $391 million. Integrity is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, performing certain evaluations of the Funds' portfolio securities, managing the Funds' business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds' investments and effecting their portfolio transactions. Integrity also pays the salaries and fees of all officers and trustees of the Funds who are affiliated persons of Integrity.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Funds and is primarily responsible for the day-to-day management of each Fund's portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the Funds. All portfolio management decisions are subject to periodic review by Mr. Walstad and to quarterly review by the Board of Trustees.

Mr. Walstad started in the securities business with PaineWebber as a retail broker, in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc., which wholly-owns the Funds' investment adviser and underwriter. Mr. Walstad has been President of Integrity since its inception. He has been President of the Funds' underwriter and the Integrity Managed Portfolios directing their management since January 1996. In addition to the Funds, the Integrity family of funds offers four other open-end funds representing eleven portfolios. Mr. Walstad is President of all the funds in the Integrity family of funds. Integrity Mutual Funds, Inc. is the sponsor of the Integrity family of funds, which offered its first fund in 1989.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and effective in February 2000, the portfolio manager of these Funds. From January 1996 until September 2001 and September 2002 to present, he was also the portfolio manager for the Integrity Fund of Funds, Inc. He has also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these Funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2004. He also became manager to the Integrity Municipal Fund in May 2004.

For providing management services, Integrity is paid an annual fund management fee by each Fund of 0.50% of each Fund's average daily net assets, payable monthly.

For the most recent fiscal year, the Funds noted below paid, after expense reimbursements, the following management fees to Integrity, as a percentage of average net assets:

Kansas Municipal Fund	0.32%
Kansas Insured Intermediate Fund	0.14%
Maine Municipal Fund	0.20%
Nebraska Municipal Fund	0.25%
New Hampshire Municipal Fund	0.00%
Oklahoma Municipal Fund	0.27%

Under the terms of the advisory agreement with each Fund (other than the Kansas Insured Intermediate Fund) Integrity is obligated to waive all fees and expenses of the respective Fund, including the Fund's management and investment advisory fee and the Fund's disbursing, administrative and accounting services fee (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% of the Fund's average daily net assets on an annual basis up to the amount of Integrity's advisory fee. Similarly, under the terms with the advisory agreement of the Kansas Insured Intermediate Fund, Integrity is obligated to waive the fees and expenses of such Fund (excluding taxes and brokerage fees and commissions, if any) that exceed 0.75% of the Fund's average daily net assets on an annual basis.

Each Fund pays all other respective expenses. These expenses include, but are not limited to, custodial services; transfer agent, accounting and legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports to shareholders; interest; bookkeeping; fees for disinterested trustees; taxes; fees for registering Fund shares and extraordinary expenses. Integrity may assume additional fund expenses or waive portions of its fee at its discretion. See the Statement of Additional Information ("SAI") for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is available in the Funds' semi-annual report to shareholders for the six month period ended January 31, 2005. For a free copy, please call 1-800-276-1262, or visit the Funds' website at www.integrityfunds.com or the SEC's web site at www.sec.gov.

Portfolio Manager Compensation

The SAI contains additional information about the compensation of certain investment management personnel of Integrity, other accounts managed by each person and each person's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

PRINCIPAL INVESTMENT STRATEGIES

Securities the Funds Invest In

The Funds' respective investment objectives and fundamental investment policies may not be changed without shareholder vote. Unless otherwise noted, the Funds' investment policies are non-fundamental and may be changed by the Funds' Board of Trustees without shareholder approval.

Municipal Obligations

The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund seek, under normal market conditions, to invest all of their respective assets in municipal securities of their respective state or municipal securities of U.S. territories and possessions as described below. Each of the foregoing Funds (other than the Kansas Insured Intermediate Fund) has adopted a fundamental policy that, under normal market conditions, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in municipal securities that pay interest exempt from both federal and the relevant state's income taxes. The Kansas Insured Intermediate Fund seeks, under normal conditions, to invest at least 95% of its total assets (including any borrowings for investment purposes) in Kansas municipal securities.

Similarly, the New Hampshire Municipal Fund has adopted a fundamental policy that, under normal circumstances, will invest at least 80% of its net assets and borrowings in bonds, including municipal securities, the interest from which is exempt from both federal income tax and the income tax of its respective state. With respect to the New Hampshire Municipal Fund, the state's income tax refers to the interest and dividends tax of such state.

Each of these Funds may, however, invest up to 20% of its net assets in securities, the interest income on which is subject to federal income tax or the income tax of its respective state.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions.

States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

The Funds may purchase municipal securities that represent lease obligations. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term debt securities. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce their risk, the Kansas Municipal Fund, the Kansas Insured Intermediate Fund and the Oklahoma Municipal Fund will not invest more than 10% (15% in the case of the Nebraska Municipal Fund) in lease obligations. Such Funds will also only purchase lease obligations that are rated in the top-rating category by independent rating agencies.

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Kansas Municipal Fund, Kansas Insured Intermediate Fund and Nebraska Municipal Fund may not invest more than 15% and the Maine Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund may not invest more than 30% of their respective total assets in these territorial municipals.

Rating Requirements for the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund, and Oklahoma Municipal Fund

The Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund invest in municipal securities that are rated investment grade at the time of purchase by Moody's or by S&P or are unrated but judged to be of comparable quality by the Funds' investment adviser. The rated municipal securities will fall within the following grades:

·         Bonds: Aaa, Aa, A and Baa (Moody's) or AAA, AA, A and BBB (S&P)

·         Notes: M1G-1 and M1G-2 (Moody's) or SP-1 and SP-2 (S&P)

·         Commercial paper: Prime-1 and Prime-2 (Moody's) or A-1 and A-2 (S&P)

If subsequent to the purchase of a municipal security, the ratings on such securities are reduced, a Fund will not be required to dispose of the securities. In addition, the Kansas Municipal Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund will not invest more than 30% of their assets in unrated municipal securities. This is a fundamental policy that may not be changed without shareholder approval.

Alternative Minimum Tax

Each Fund may invest up to 100% of its assets in municipal securities that pay interest subject to the alternative minimum tax ("AMT"). Shares of a Fund, therefore, would not ordinarily be suitable for investors subject to AMT.

HOW WE SELECT INVESTMENTS

Integrity selects municipal obligations for the Funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Integrity reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund's municipal investments and analyzes economic, political and demographic trends affecting the municipal markets. Based on our analysis of this research, Integrity selects those municipal obligations that it believes represent the most attractive values.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds' investment objective. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, Integrity generally considers such factors as the bond's yield, the continued creditworthiness of the issuer and prevailing market conditions. Integrity may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Integrity's investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or Integrity believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund's investment policy may lead to frequent changes in investments.

RISK MANAGEMENT

Investment Limitation

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund (except the Oklahoma Municipal Fund) may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. The Oklahoma Municipal Fund may not invest more than 25% of its assets in the securities of issuers in any single issuer; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the fund named or their political subdivisions, municipalities, agencies and authorities. See the SAI for more information regarding the Funds' investment policies and restrictions and the risks associated with these policies.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes using financial futures and related options whose prices, in the opinion of Integrity, correlate with the values of securities the Fund owns or expects to purchase. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related options if more than one-third of its respective net assets would be hedged immediately after the transaction.

The ability of a Fund to benefit from futures and options on futures is largely dependent on Integrity's ability to use such strategies successfully. If Integrity's judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell.

The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

General Risk: Each Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value underlying and is not necessarily an objective measure of the securities' values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Interest Rate Risk: The risk that the value of the Fund's portfolio will decline because of rising market interest rates (bond prices generally move in the opposite direction of interest rates). The longer the average maturity (duration) of a Fund's portfolio, the greater its interest rate risk.

Credit Risk: The risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

Concentration Risk: Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from the economic, political or regulatory changes that could adversely affect bond issuers in that state and therefore the value of the Fund's investment portfolio. See Appendix for more information.

In addition, each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each Fund bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a Fund's portfolio.

Non-Diversification Risk: Each Fund is non-diversified and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the Fund's assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

In addition, because of the relatively small number of issuers of municipal securities in the respective state, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. Therefore, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Fund also may invest in the securities of issuers of municipal securities in U.S. territories and possessions. The Funds are therefore more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and therefore the value of the Funds' portfolios. See Appendix for more information.

Income Risk: The risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from the new share sales or from matured or called bonds at market interest rates that are below the portfolio's current earnings rate.

Inflation Risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds' assets can decline as can the value of the Funds' distributions.

THE SHARES WE OFFER

You can buy shares at the offering price, which is the net asset value per share plus an up-front sales charge. Each Fund (other than the Kansas Insured Intermediate Fund) has adopted a plan under Rule 12b-1 that allows the Fund to pay for the expenses of the distribution of its shares. Under each plan, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution-related expenses. Integrity Funds Distributor, Inc. (the "Distributor") retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan (12b-1 Plan)" for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Funds, except the Kansas Insured Intermediate Fund, are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	0.00%

In the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The up-front sales charge and the commissions applicable to the Kansas Insured Intermediate Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.75%	2.85%	2.50%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.10%
$500,000 but less than $1,000,000	0.75%	0.76%	0.65%
$1,000,000 and above	0.25%	0.25%	0.25%

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

a)       Information or records regarding shares of the Fund or other funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

b)       Information or records regarding shares of the Fund or other funds held in any account of the shareholder at another financial intermediary; and

c)       Information or records regarding shares of the Fund or other funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Sales Charge Reductions

  Rights of Accumulation
  Letter of Intent
  Group Purchase

Sales Charge Waivers

  Officers and trustees of the Funds, subsidiaries of Integrity and the Distributor, employees of Integrity and the Distributor and certain members of their families
  Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions
  Any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients
  Reinvestments of distributions from certain unit investment trusts formerly sponsored by the Distributor into the Kansas Municipal Fund, the Kansas Insured Intermediate Fund and the Nebraska Municipal Fund
  Purchases of the Kansas Insured Intermediate Fund using redemption proceeds from the Kansas Municipal Fund
  Purchases of the Kansas Municipal Fund using redemption proceeds of the Kansas Insured Intermediate Fund (subject to a reduced sales load)

Financial institutions which purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Financial institutions may purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price.State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above may also purchase shares of the Fund.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed.

Group Purchases

Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet the cost saving criteria.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Investments of $1 Million or More

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, we will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

Additional Information

The Funds makes available, free of charge, more information about sales charge reductions and waivers through the Funds' Internet website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information), from the SAI or from your financial adviser.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call (800) 276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees. If you place your order through a dealer prior to the close of trading of the NYSE, and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m. Central Time), you will receive that day's net asset value. Dealers are obligated to transmit orders promptly. See "Minimum Investments and Share Price" for a discussion of how shares are priced.

A Fund will reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the investment adviser's opinion, may constitute excessive trading. For these purposes, the investment adviser may consider an investor's trading history in the Fund or other Integrity Funds, and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase or redemption of shares up to $100,000. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Checks should be made payable to the name of the applicable Fund. The Funds' transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Share certificates will only be issued by written request to the Funds' transfer agent, except as noted. The Maine Municipal Fund, the New Hampshire Municipal Fund and the Oklahoma Municipal Fund will not issue share certificates.

Minimum Investments and Share Price

You may open an account with $1,000 ($50 for the automatic investment program) and make additional investments at any time with as little as $50. The Funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price.

However, if you place your order through a dealer prior to the close of trading of the NYSE and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m., Central Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

Important Information about Purchases

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN ("Taxpayer Identification Number") and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with Integrity, the Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from Integrity or the Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, Integrity, the Distributor or one or more of their affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus.

SYSTEMATIC INVESTING - THE PREAUTHORIZED INVESTMENT PROGRAM

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application form or call Integrity Fund Services, Inc. ("Integrity Fund Services") at (800) 601-5593 for appropriate forms.

With the Preauthorized Investment Program, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same bank, savings and loan or credit union account for both Preauthorized Investment Program and wire redemption programs. Fund shares purchased by the Preauthorized Investment Program must be owned for 15 days before they may be redeemed. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, the Funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The Funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's systematic investment plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

The Distributor may pay some or all of the distribution fees to your financial adviser or investment dealer as compensation for services provided to the shareholders, except the Kansas Insured Intermediate Fund.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services.

Exchanging Shares

You may only exchange shares within the same class into other funds underwritten by the Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, a holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase. You will not pay a CDSC or other sales charges when exchanging between funds of the same share class with identical sales charge schedules.

For tax purposes, an exchange is a sale of shares, which may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Shares must be held for at least six months prior to exchange when exchanging into a higher-load fund, subject to the following. Shareholders of the Kansas Insured Intermediate Fund must pay a sales charge equal to the difference between the sales charge set forth under "The Shares We Offer" of the higher-load fund, and the sales charge originally paid with respect to the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Reinstatement Privilege

If you redeem fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the Fund. The Funds may modify or terminate this privilege at any time.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will no longer be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such financial adviser may place a fax, telephone or mail in order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

·         The Fund's name;

·         Your name and account number;

·         The dollar or share amount you wish to redeem;

·         The signature of each owner exactly as it appears on the account;

·         The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

·         The address where you want your redemption proceeds sent (if other than the address of record);

·         Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

·         Any required signature guarantees.

Redemption payments may be made by check or ACH. Redemption proceeds can be sent to your bank account through the Automated Clearing House network ("ACH"). If you choose to receive proceeds via check, we will normally mail the check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may also suspend the right of redemption under the following unusual circumstances:

·         When the NYSE is closed (other than weekends and holidays) or trading is restricted as determined by the SEC;

·         When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable as determined by the SEC; or

·         During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The investment adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the investment adviser and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the investment adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund will reject purchase orders for any reason, without prior notice, particularly purchase orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

  The Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or the Funds' Distributor believe constitute excessive trading;
  The Funds will reject transactions that violate the Funds' excessive trading policies or its exchange limits;
  In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
  The Funds will process trades received after 3:00 p.m. (Central Time) at the next business day's NAV.

Trades transmitted through NSCC that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the "Net Asset Value" section of the prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

Investors are subject to this policy whether you are a direct shareholder of the Funds or you are investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds' market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Funds' redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Fund account is at least $5,000, you may request to have any requested dollar amount withdrawn automatically from your account. You may elect to receive payments monthly, quarterly or annually. You should receive such designated amounts the first or the 25th of each month. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund's systematic withdrawal plan. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Funds may terminate or modify this program upon thirty days' notice.

DISTRIBUTIONS AND TAX INFORMATION

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions". The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and any distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at net asset value unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the Automated Clearing House network ("ACH"). You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services, Inc. at (800) 601-5593.

Taxes and Tax Reporting

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. For information regarding certain state tax consequences of a Fund investment, see Appendix Additional State Information. As with any investment, you should consult your own tax professional about your particular consequences.

Each Fund generally intends to operate in a manner such that it will not be subject to any federal income or excise taxes on its net investment income (including short-term capital gains) and net long-term capital gains.

Because the Funds generally invest in municipal securities from a specific state, each Fund's regular monthly dividends payable from the net tax-exempt interest earned from these municipal securities will generally be exempt from regular federal income tax and the income tax of the respective state. These dividends, however, may be subject to the federal alternative minimum tax (AMT). Income exempt from federal tax may be subject to state and local tax. In addition, if you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by a Fund, you may have to pay federal income tax on your pro rata share of the net income generated from these securities. Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits who must take exempt interest dividends into account in determining the taxable portion of their benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their shares.

Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund's normal investment activities. To the extent the Funds engage in hedging transactions in futures contracts and options thereon, the Funds may earn capital gains or losses. The Funds' distributions of these amounts are taxed as ordinary income or capital gains. Dividends from the Funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, if you receive an exempt interest dividend from your Fund and sell your share at a loss after holding them for six months or less, the loss will be disallowed to the extent of the amount of the exempt interest dividend. Further, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding them for six months or less, the loss (to the extent not disallowed as described in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The Funds' dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash.

Distributions of the Funds' interest income on certain private activity bonds are an item of tax preference for purposes of the AMT applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are included in "adjusted current earnings" of corporations for AMT purposes. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Internal Revenue Service (IRS), you fail to certify whether you are a U.S. citizen or a U.S. resident alien or the IRS notifies the Fund to withhold, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the SAI and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange Fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the Fund.

DISTRIBUTION PLAN (12b-1 Plan)

Integrity Funds Distributor, Inc. serves as the distributor of the Funds' shares. In this capacity, the Distributor manages the offering of the Funds' shares and is responsible for all sales and promotional activities. In order to pay for some of the costs of distributing its shares and for providing services to shareholders, each Fund (other than the Kansas Insured Intermediate Fund) has adopted a shareholder services plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay the Distributor up to 0.25% of the average daily net assets of the Fund. The Distributor, in turn, may use this fee to pay authorized dealers, including itself, banks, savings and loan associations and their associated broker-dealers an annual service fee of up to 0.25% of the average daily net assets of the shares held in their customer accounts for providing administrative and shareholder services. To be eligible for the 12b-1 service fee, dealers or other service organizations must have been servicing the accounts for at least one year. The services provided may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents and providing other personal services to shareholders. The Distributor may also use some or all of this 12b-1 fee for its expenses of distribution of a Fund's shares.

NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value ("NAV") per share that is determined as of the close of trading on each day the NYSE is open for business. Net asset value is calculated by taking the total value of the Fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. When market quotations are not readily available (which is usually the case for municipal securities), Integrity establishes the fair market value pursuant to procedures approved by the Board of Trustees. In establishing fair value, Integrity considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Integrity may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Trustees and periodically by the Board. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Trustees or its delegate. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Trustees or its delegate.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479. Integrity Fund Services, Inc., a wholly owned subsidiary of Integrity Mutual Funds, Inc., is the Funds' transfer agent. As transfer agent, Integrity Fund Services performs bookkeeping, data processing, accounting and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Funds should be directed to Integrity Funds Distributor at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund has been audited by Brady, Martz & Associates, P.C., whose report, along with such Fund's audited financial statements are included in the annual report. Further information about a Fund's performance is contained in such Fund's latest annual or semi-annual shareholder report. The Maine Municipal Fund and the New Hampshire Municipal Fund acquired the assets of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, each formerly a series of the Forum Funds, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 19, 2003. The Maine Municipal Fund and New Hampshire Municipal Fund had nominal assets prior to the date of the acquisition. Consequently, the information for the Maine Municipal Fund and the New Hampshire Municipal Fund prior to the acquisition date represents the financial history of the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund, respectively. This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements of the Maine TaxSaver Bond Fund and the New Hampshire TaxSaver Bond Fund are included in the annual report of the Forum Funds dated March 31, 2003, which is available upon request without charge. You may obtain a free copy of the respective Fund's latest annual or semi-annual shareholder report upon request from the Fund.

Kansas Municipal Fund
Financial Highlights

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.93	$11.19	$11.78	$11.92	$11.58

Income from Investment Operations:
Net investment income	$.38	$.45	$.51	$.55	$.58
Net realized and unrealized gain (loss) on investment and futures transactions	(.36)	(.26)	(.59)	(.14)	.34
Total Income (Loss) From Investment Operations	$.02	$.19	$(.08)	$.41	$.92

Less Distributions:
Dividends from net investment income	$(.38)	$(.45)	$(.51)	$(.55)	(.58)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.38)	$(.45)	$(.51)	$(.55)	$(.58)

NET ASSET VALUE, END OF PERIOD	$10.57	$10.93	$11.19	$11.78	$11.92

Total Return	0.22%(A)	1.71%(A)	(0.75%)(A)	3.48%(A)	8.13%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$67,470	$78,478	$88,850	$98,992	$103,806
Ratio of net expenses (after expense assumption) to average net assets	0.97%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.95%(B)
Ratio of net investment income to average net assets	3.56%	4.05%	4.39%	4.61%	4.94%
Portfolio turnover rate	44.85%	17.29%	23.78%	5.74%	10.28%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $130,764, $127,695, $52,479, $22,656, and $37,939, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.15%, 1.10%, 1.01%, 0.97%, and 0.99%, respectively.

Kansas Insured Intermediate Fund
Financial Highlights

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$11.44	$11.60	$11.91	$11.93	$11.69	$

Income from Investment Operations:
Net investment income	$.42	$.43	$.46	$.50	$.53	$
Net realized and unrealized gain (loss) on investment and futures transactions	(.50)	(.16)	(.31)	(.02)	.24
Total Income (Loss) From Investment Operations	$(.08)	$.27	$.15	$.48	$.77	$

Less Distributions:
Dividends from net investment income	$(.42)	$(.43)	$(.46)	$(.50)	$(.53)	$
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.42)	$(.43)	$(.46)	$(.50)	$(.53)	$

NET ASSET VALUE, END OF PERIOD	$10.94	$11.44	$11.60	$11.91	$11.93	$

Total Return	(0.75)%(A)	2.31%(A)	1.26%(A)	4.12%(A)	6.73%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$14,480	$16,982	$18,477	$18,633	$18,728	$
Ratio of net expenses (after expense assumption) to average net assets	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)	0.75%(B)
Ratio of net investment income to average net assets	3.71%	3.67%	3.89%	4.20%	4.49%
Portfolio turnover rate	1.81%	4.39%	26.23%	9.04%	18.49%

(A) Excludes maximum sales charge of 2.75%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of  $57,567, $58,289, $36,281, $30,501, and $31,627, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.10%, 1.08%, 0.94%, 0.91%, and 0.92%, respectively.

Maine Municipal Fund
Financial Highlights

	For the Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10	$11.19	$11.35	$10.97	$11.06	$10.62

Income from Investment Operations:
Net investment income	$.35	$.13	$.39	$.39	$.42	$.46
Net realized and unrealized gain (loss) on investment and futures transactions	(.43)	(.09)	(.10)	.38	(.09)	.44
Total Income (Loss) From Investment Operations	$(.08)	$.04	$.29	$.77	$.33	$.90

Less Distributions:
Dividends from net investment income	$(.35)	$(.13)	$(.39)	$(.39)	$(.42)	$(.46)
Distributions from net capital gains	(.22)	.00	(.06)	.00	.00	.00
Total Distributions	$(.57)	$(.13)	$(.45)	$(.39)	$(.42)	$(.46)

NET ASSET VALUE, END OF PERIOD	$10.45	$11.10	$11.19	$11.35	$10.97	$11.06
Total Return	(0.74%)(A)	1.23%(A)(C)	2.56%(A)	7.16%(A)	3.06%(A)	8.69%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,975	$31,683	$33,270	$37,847	$38,033	$33,422
Ratio of net expenses (after expense assumption) to average net assets	0.97%(B)	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)
Ratio of net investment income to average net assets	3.24%	3.49%(C)	3.44%	3.49%	3.82%	4.28%
Portfolio turnover rate	4.87%	1.92%	34.40%	26.00%	13.00%	19.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Mutual Funds, Inc. assumed/waived expenses of $86,089 and $29,051.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.27% and 1.22%.  For the period 4/1/2003 through 12/19/2003, Forum Administrative Services assumed/waived expenses of $64,658.  For the period from 12/20/2003 through 3/31/2004, Integrity Money Management assumed/waived expenses of $22,736.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.20%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $104,969 (2003), $133,718 (2002), and $169,656 (2001).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%, 1.32%, and 1.37%, respectively.

(C) Ratio is annualized.

Nebraska Municipal Fund
Financial Highlights

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$10.62	$11.17	$11.23	$10.71

Income from Investment Operations:
Net investment income	$.42	$.45	$.47	$.51	$.53
Net realized and unrealized gain (loss) on investment and futures transactions	(.44)	(.07)	(.55)	(.06)	.52
Total Income (Loss) From Investment Operations	$(.02)	$.38	$(.08)	$.45	$1.05

Less Distributions:
Dividends from net investment income	(.42)	$(.45)	$(.47)	$(.51)	$(.53)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.42)	$(.45)	$(.47)	$(.51)	$(.53)

NET ASSET VALUE, END OF PERIOD	$10.11	$10.55	$10.62	$11.17	$11.23

Total Return	(0.18)%(A)	3.59%(A)	(0.81)%(A)	4.06%(A)	10.02%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$32,488	$34,682	$36,718	$37,273	$38,558
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.95%(B)	0.92%(B)	0.82%(B)	0.78%(B)
Ratio of net investment income to average net assets	4.07%	4.18%	4.24%	4.52%	4.82%
Portfolio turnover rate	4.36%	8.95%	9.48%	13.08%	16.89%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of $84,449, $93,640, $62,679, $99,292, and $113,493, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.22%, 1.21%, 1.08%, 1.08%, and 1.08%, respectively.

New Hampshire Municipal Fund
Financial Highlights

	For The Year Ended July 29, 2005	For The Four Month Period Ended July 30, 2004	For The Year Ended March 31, 2004	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002	For The Year Ended March 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82	$10.73	$10.88	$10.65	$10.74	$10.33

Income from Investment Operations:
Net investment income	$.33	$.11	$.37	$.40	$.42	$.44
Net realized and unrealized gain (loss) on investment and futures transactions	(.52)	.09	(.15)	.30	(.09)	.41
Total Income (Loss) From Investment Operations	$(.19)	$.20	$.22	$.70	$.33	$.85
Less Distributions:
Dividends from net investment income	$(.33)	$(.11)	$(.37)	$(.40)	$(.42)	$(.44)
Distributions from net capital gains	(.10)	.00	.00	(.07)	.00	.00
Total Distributions	$(.43)	$(.11)	$(.37)	$(.47)	$(.42)	$(.44)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.82	$10.73	$10.88	$10.65	$10.74

Total Return	(1.81%)(A)	5.69%(A)(C)	2.06%(A)	6.65%(A)	3.11%(A)	8.41%(A)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,363	$7,962	$8,175	$10,198	$11,843	$12,626
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.95%(B)(C)	0.95%(B)	0.95%(B)	0.95%(B)	0.84%(B)
Ratio of net investment income to average net assets	3.14%	3.12%(C)	3.44%	3.71%	3.88%	4.18%
Portfolio turnover rate	17.94%	10.02%	41.53%	20.00%	21.00%	24.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods since March 31, 2004, Integrity Money Management assumed/waived expenses of $64,102 and $23,856.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.80% and 1.84%.  For the period 4/1/03 through 12/19/03, Forum Administrative Services and Forum Investment Advisors assumed/waived expenses of $62,210.  For the period from 12/20/03 through 3/31/04, Integrity Money Management assumed/waived expenses of $21,859.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets for the year would have been 1.86%.  In prior years, Forum Administrative Services, Forum Investment Advisors, Forum Shareholder Services, and Forum Accounting Services assumed/waived expenses of $106,577 (2003), $112,886 (2002), and $116,491 (2001).  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.03%, 1.86%, and 1.82%, respectively.

(C) Ratio is annualized.

Oklahoma Municipal Fund
Financial Highlights

	For The Year Ended July 29, 2005	For The Year Ended July 30, 2004	For The Year Ended July 31, 2003	For The Year Ended July 31, 2002	For The Year Ended July 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$11.07	$11.09	$11.54	$11.47	$10.99

Income from Investment Operations:
Net investment income	$.40	$.42	$.49	$.55	$.57
Net realized and unrealized gain (loss) on investment and futures transactions	(.07)	(.02)	(.45)	.07	.48
Total Income (Loss) From Investment Operations	$.33	$.40	$.04	$.62	$1.05

Less Distributions:
Dividends from net investment income	$(.40)	$(.42)	$(.49)	$(.55)	$(.57)
Distributions from net capital gains	.00	.00	.00	.00	.00
Total Distributions	$(.40)	$(.42)	$(.49)	$(.55)	$(.57)

NET ASSET VALUE, END OF PERIOD	$11.00	$11.07	$11.09	$11.54	$11.47

Total Return	3.02%(A)	3.67%(A)	0.28%(A)	5.46%(A)	9.78%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$34,887	$35,472	$31,799	$21,995	$18,131
Ratio of net expenses (after expense assumption) to average net assets	0.98%(B)	0.93%(B)	0.65%(B)	0.51%(B)	0.43%(B)
Ratio of net investment income to average net assets	3.60%	3.77%	4.21%	4.69%	5.06%
Portfolio turnover rate	8.69%	10.70%	9.39%	15.77%	12.24%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. or Integrity Money Management assumed/waived expenses of  $81,636, $87,525, $124,432, $137,514, $133,456, and $127,129, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.20%, 1.19%, 1.11%, 1.19%, 1.23%, and 1.22%, respectively.

APPENDIX
ADDITIONAL STATE INFORMATION

Because each state Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers. A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Please refer to the SAI for additional state information.

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNCIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 Main Street North - Minot, North Dakota 58703 - (701) 852-5292
P.O. Box 759 - Minot, North Dakota 58702
(800) 276-1262 - Marketing - Fax (701) 838-4902
(800) 601-5593 - Transfer Agent - Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
1 Main Street North, Minot, ND 58703
P.O. Box 759, Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Integrity Managed Portfolios
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of any of these materials or to make inquiries, or visit our website at www.integrityfunds.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

Integrity Managed Portfolios
1 Main Street North
Minot, North Dakota 58703
(800) 276-1262

The Fund's SEC file no. 811-06153

INTEGRITY MANAGED PORTFOLIOS
1 Main Street North
Minot, ND 58703

ADDRESS SERVICE REQUESTED

INTEGRITY MANAGED PORTFOLIOS

KANSASMUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

Statement of Additional Information
November 30, 2005

INTEGRITY MANAGED PORTFOLIOS

KANSAS MUNICIPAL FUND
KANSAS INSURED INTERMEDIATE FUND
MAINE MUNICIPAL FUND
NEBRASKA MUNICIPAL FUND
NEW HAMPSHIRE MUNICIPAL FUND
OKLAHOMA MUNICIPAL FUND

1 North Main Street
Minot, North Dakota 58703
(701) 852-5292
(800) 601-5593/Transfer Agent
(800) 276-1262/Marketing

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund (the "Funds") dated November 30, 2005 (the "Prospectus"). The Prospectus may be obtained without charge from the Funds by writing to the above address or calling (800) 276-1262. In addition, the audited financial statements for each Fund's most recent fiscal year appear in the Fund's annual report, which is incorporated by reference. The Trust's annual report accompanies this Statement of Additional Information.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Funds are each a series of the Integrity Managed Portfolios (the "Trust"), an open-end, non-diversified management series investment company. The investment objective and certain investment policies of each Fund are described in the Funds' Prospectus. The following supplements that information and should be read in conjunction with the Funds' Prospectus. Fundamental investment policies, as explained herein, may not be changed without the approval of a majority of a Fund's shares.

Investment Policies

Kansas Municipal Fund

It is a fundamental investment policy of the Kansas Municipal Fund that under normal market conditions, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in "Kansas Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Kansas income tax. Kansas Municipal Securities has the same definition and includes the same type of securities as set forth for such term under "Investment Policies-The Kansas Insured Intermediate Fund."

Kansas Insured Intermediate Fund

It is a fundamental investment policy of the Kansas Insured Intermediate Fund to invest, under normal market conditions, at least 95% of its total assets (including any borrowings for investment purposes) in "Kansas Municipal Securities" that are either covered by insurance guaranteeing the timely payment of principal and interest thereon or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Kansas Municipal Securities refers to debt obligations the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Kansas income taxation. Kansas Municipal Securities generally include debt obligations of the State of Kansas, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and tax-exempt commercial paper issued by such entities and obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam. The Kansas Insured Intermediate Fund (and the Kansas Municipal Fund) will not invest more than 15% of its total assets in Kansas Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam. The Fund may also only invest up to 15% of the Fund's total assets in Kansas Municipal Securities rated "Aaa" or "AAA" that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). Such collateralized obligations generally will not be insured and will include, but are not limited to, Kansas Municipal Securities that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Kansas Municipal Securities, or (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Kansas Municipal Securities. Such collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

Maine Municipal Fund

It is a fundamental policy of this Fund that under normal market circumstances, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in "Maine Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Maine income tax.

Maine Municipal Securities refers to debt obligations of Maine, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. Maine Municipal Securities generally include debt obligations of the State of Maine, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Maine Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in Maine Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, or Guam.

Nebraska Municipal Fund

It is a fundamental policy of the Nebraska Municipal Fund that, under normal circumstances, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in "Nebraska Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Nebraska income tax.

Nebraska Municipal Securities refers to debt obligations, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from both federal income taxation and Nebraska income taxation. Nebraska Municipal Securities generally include debt obligations of the State of Nebraska, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases and tax-exempt commercial paper issued by such entities. Nebraska Municipal Securities also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 15% of its total assets in Nebraska Municipal Securities that are obligations of the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam.

Oklahoma Municipal Fund

It is a fundamental policy of this Fund that under normal market circumstances, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in "Oklahoma Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and Oklahoma income tax.

Oklahoma Municipal Securities refers to debt obligations of Oklahoma, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. Oklahoma Municipal Securities generally include debt obligations of the State of Oklahoma, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. Oklahoma Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30%of its total assets in Oklahoma Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, or Guam.

New Hampshire Municipal Fund

It is a fundamental policy of this Fund that under normal market circumstances, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in "New Hampshire Municipal Securities" which generate income that is exempt, in the opinion of bond counsel, from both federal income tax and state's income tax refers to the interest and dividends tax of such state.

New Hampshire Municipal Securities refers to debt obligations of New Hampshire, its political subdivisions, municipalities and authorities the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. New Hampshire Municipal Securities generally include debt obligations of the State of New Hampshire, its political subdivisions, municipalities, agencies and authorities, and certain industrial development and other revenue bonds, short-term municipal notes, municipal leases, and commercial paper issued by such entities. New Hampshire Municipal Securities may also include obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, and Guam, the interest payable on which is, in the opinion of bond counsel to the issuer, exempt from federal income taxation. The Fund will not invest more than 30% of its total assets in New Hampshire Municipal Securities which are obligations of the Commonwealth of Puerto Rico, the United States Virgin Islands, or Guam.

Each Fund may, however, invest up to 20% of its total assets in securities, the interest income on which is subject to Federal income tax.

Securities Ratings Information

Each Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, each Fund invests primarily in municipal securities considered to be investment grade. Investment grade securities are rated in the top four long-term rating categories or the two highest short-term categories by a nationally recognized statistical rating organization ("NRSRO") or are unrated and determined by Integrity Money Management, Inc. ("Integrity" or the "Adviser") to be of comparable quality. The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's Investors Service ("Moody's") and "BBB" in the case of Standard & Poor's, a division of the McGraw Hill Companies ("S&P") and Fitch Ratings ("Fitch"); for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P.

A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. A Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates. Finally, if two or more NRSROs rate a security differently, the Adviser may rely on the higher rating.

Investment Restrictions

For purposes of all investment policies of a Fund: (1) the references to the Investment Company Act of 1940 (the "1940 Act") includes the rules thereunder, interpretations of the Securities and Exchange Commission ("SEC") and any exemptive order upon which the Fund may rely; and (2) the references to the Internal Revenue Code of 1986, as amended (the "Code") includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of a Fund without shareholder approval.

Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund.

Each of the above Funds, as a fundamental policy, may not, without the approval of a majority of the shares of that Fund:

1.        Borrow money, except from banks for temporary or emergency (not leveraging) purposes and then in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed). Each Fund will not borrow for leveraging purposes, and securities will not be purchased while borrowings are outstanding. Interest paid on any money borrowed will reduce the Fund's net income.

2.        Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings for temporary or emergency purposes.

3.        Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit of initial or maintenance margin by the Fund in connection with financial futures contracts and related options transactions, including municipal bond index futures contracts or related options transactions, is not considered the purchase of a security on margin.

4.        Make short sales of securities or maintain a short position for the account of the Fund including any short sales "against the box."

5.        Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.        Purchase or sell real estate, but this shall not prevent the Fund from investing in securities which are secured by real estate or interest therein.

7.        Purchase or sell commodities or commodity contracts except to the extent the futures contracts and options on futures contracts a Fund may trade in are considered to be commodities or commodities contracts.

8.        With respect to the Kansas Municipal Fund and Kansas Insured Intermediate Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in the Prospectus. With respect to the Nebraska Municipal Fund and Oklahoma Municipal Fund, make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements.

9.        With respect to the Nebraska Municipal Fund, Kansas Municipal Fund and Kansas Insured Intermediate Fund, invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to the Oklahoma Municipal Fund, invest more than 25% of its assets in the securities of issuers in any single issuer; provided that there shall be no such limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or by the state after which the Fund was named or their political subdivisions, municipalities, agencies, and authorities.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

10.     Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Advisor who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

11.     Purchase securities restricted as to resale, if, as a result, such investment would exceed 5% of the value of such Fund's net assets.

12.     Invest in (a) securities which at the time of such investment are not readily marketable, including participation interests in municipal leases, (b) securities the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% (15% in the case of the Nebraska Municipal Fund) of such Fund's net assets (taken at current value) would be invested in securities described in (a), (b), and (c) above.

13.     With respect to the Kansas Insured Intermediate Fund, issue senior securities, except as described in paragraph 4 above. With respect to the Nebraska Municipal Fund, issue senior securities, except that the Fund may borrow money (as described in fundamental restriction (1) above).

14.     With respect to the Oklahoma Municipal Fund and Kansas Municipal Fund, invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities and except that with respect to a maximum of 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer.

Except for restriction 1, if the percentage restrictions described under "Investment Restrictions" above are satisfied at the time of the investment, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed. However, with respect to the Oklahoma Municipal Fund, restrictions 1 and 12 may not be exceeded at any time.

The following non-fundamental investment restrictions of each Fund may be changed by the Board of Trustees without shareholder approval.

Each Fund will not:

1.        Invest more than 5% of its total assets in the securities of any other single investment company, nor more than 10% of its total assets in the securities of two or more other investment companies, except as part of a merger, consolidation, or acquisition of assets.

2.        Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

An advisory fee will be charged for assets invested in securities of other investment companies. However, each Fund will not invest more than 10% of its total assets in such securities. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Maine Municipal Fund and New Hampshire Municipal Fund

Each Fund, as a fundamental policy, without the approval of a majority of the shares of that Fund:

1.        Will not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

2.        Will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under federal securities laws.

3.        Will not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

4.        Will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.        Will not purchase or sell physical commodities or contracts relating to physical commodities, except that options, futures contracts, currencies and currency-related contracts which are otherwise permissible investments will not be deemed to be physical commodities.

6.        Will not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money as permitted under its investment restrictions and provided the Fund may issue additional series or classes that the Board may establish.

7.        Will not purchase securities, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and municipal securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

8.        May lend portfolio securities in an amount up to 10% of their respective total assets to brokers, dealers and other financial institutions.

(Each Fund may, from time to time, invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

The following non-fundamental investment restrictions of each Fund may be changed by the Board of Trustees without shareholder approval. As non-fundamental investment policies, each Fund may not:

1.        Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2.        Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3.        Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

4.        Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

Diversification and Concentration Policies

Each Fund is a non-diversified investment company under the 1940 Act. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Funds, however, intend to comply with Subchapter M of the Code that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of a Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

As a result of a Fund's non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The identification of the issuer of tax exempt obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of municipal securities in Kansas, Maine, Nebraska, New Hampshire and Oklahoma, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

As noted in the above policies, a Fund will not invest 25% or more of its total assets in any industry, subject to certain exceptions. Governmental issuers of municipal securities are not considered part of an "industry." However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry.

Over 25% of the municipal securities in a Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payer programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Over 25% of the municipal securities in a Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in a Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single-family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation, the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Over 25% of the municipal securities in a Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates that may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in a Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

INVESTMENTS

Municipal Securities

Each Fund seeks to invest in a portfolio of investment grade municipal securities which generate interest income that is exempt from both federal income tax and income tax of the state after which the Fund was named (e.g., Nebraska income tax for the Nebraska Municipal Fund).

Municipal securities are debt obligations issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns), and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories and possessions of the United States or their political subdivisions. In addition, municipal securities are securities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development and other revenue bonds issued by or on behalf of public corporations to finance privately operated facilities including housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

The municipal securities in which a Fund invests include its respective state's tax-exempt bonds, notes, commercial paper and participation interests (including participation interests in municipal leases), except to the extent the Oklahoma Municipal Fund may invest its assets in Oklahoma municipal securities subject to Oklahoma income tax as described in the Fund's Prospectus, as well as the municipal securities of territories and possessions of the United States. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. Each Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds and tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for government issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although the participation in municipal leases which a Fund may purchase (hereinafter called "lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities may not have the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will only purchase lease obligations which are rated in the top category by either S&P or Moody's. Each of the foregoing Funds will also not invest more than 10% (15% in the case of the Nebraska Municipal Fund) of its net investment assets in lease obligations (including, but not limited to those lease obligations which contain "non-appropriation clauses"), or any other illiquid securities.

The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund will also only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions. The opinion shall state that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

Each Fund also may purchase floating and variable rate securities from municipal and non-governmental issuers. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating demand notes of corporations are redeemable upon a specified period of notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. The Adviser will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant state's income taxation. The variable and floating rate demand notes include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Stand-by Commitments

Each Fund may purchase municipal securities on a stand-by commitment basis. A stand-by commitment is the right to resell a security to the seller at an agreed upon price or yield within a specified period prior to its maturity date. Securities with a stand-by commitment are generally more expensive if the same securities were without the commitment. Stand-by commitments allow a Fund to invest in a security while preserving its liquidity to meet unanticipated redemptions. A Fund will enter into stand-by commitments only with banks or municipal security dealers that the Adviser believes have minimal credit risk. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

Participation Interests

Each Fund may invest in participation interests. Participation interests are interests in loans or securities in which a Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or security determined by the Fund's investment. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide a Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and a Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Risks

The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation, or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debts may become impaired.

As noted, the Funds invest a substantial portion of their assets in investment grade municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service its obligations. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The principal trading market for the municipal securities will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

In addition, certain of the municipal securities in which a Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, a Fund would suffer a loss of principal.

In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of a NRSRO represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by a Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by a Fund.

Future Contracts, Options on Futures and Municipal Bond Index Futures

Each Fund may purchase or sell financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. Each Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Adviser anticipates that interest rates will decline, a Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. In general, a futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would generally create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. A purchaser or seller of a futures contract is required to make daily payments of cash to reflect the change in the value of the underlying contract. The specific securities delivered or taken, respectively, at settlement date would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is usually effected by entering into an offsetting transaction prior to the expiration of the contract. An offsetting transaction for a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell an instrument on a set date, the purchase of an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and short position in the case of a put option). If the holder decides not enter into the contract, the premium paid for the contract is lost. Since the cost of the option is fixed, there are no daily payments of cash by the purchaser to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The seller of the option, however, may be required to make daily maintenance margin payments to reflect the change in the value of the underlying contract. The value of the option is reflected in the net asset value of the Fund.

A Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying instrument. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract.

A Fund may purchase or sell interest rate futures contracts covering these types of financial instruments as well as new types of contracts that become available in the future.

Financial futures contracts and related options contracts are traded in an auction environment on the floors of several futures exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange, and the New York Futures Exchange.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted in part by the fact that the futures market is influenced by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations. In this regard, the risk of imperfect correlation may be increased by the fact that a Fund may trade in futures contracts on taxable securities, and there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

Another risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would lose money, including transaction costs, on the sale.

In addition to the risks associated with investing in futures, there are particular risks associated with trading in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market in such options. It is not certain that this market will develop.

A substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own, at the time of the transaction, but expects to acquire the securities corresponding to the relevant futures contract) involving the purchase of futures contracts, call options or written put options thereon will be completed by the purchase of securities which are the subject of the hedge.

The Funds may engage in transactions in futures contracts and options on futures contracts. In instances involving the purchase of futures contracts by a Fund, an amount equal to the gross market value of the futures contract will be deposited in a segregated account of cash and cash equivalents and thereby ensure that the use of such futures is unleveraged. The Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund and the Oklahoma Municipal Fund may not purchase or sell futures contracts or related positions if, immediately thereafter, more than one-third of its respective net assets would be hedged.

The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 ("Rule 4.5") promulgated under the Commodity Exchange Act, as amended (the "CEA"), by the Commodity Futures Trading Commission (the "CFTC"), under which each of these Funds is excluded from the definition of a "commodity pool operator." Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the disclosure below in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association ("NFA"). The required disclosure that each Fund is making in the applicable Prospectuses of the Fund, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

On or prior to the date of this SAI, each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice.

A Fund may utilize trading in municipal bond index futures contracts for hedging purposes. The strategy in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value (based on an average of quotations from certain dealers) of many different municipal bonds. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, as in any other futures contracts, a position in the contract may be closed out by the purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Because trading in municipal bond index futures contracts has been taking place only for a short time, a Fund's ability to utilize such contracts will be dependent upon the development and maintenance of a market in such contracts.

The SEC generally requires that when investment companies, such as a Fund, effect transactions of the foregoing nature, they must either segregate cash or high quality, readily marketable portfolio securities with its custodian in the amount of its obligation under such transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, a Fund will comply with such segregation or cover requirements.

Illiquid and Restricted Securities

Each Fund is subject to limitations regarding the purchase of illiquid securities as set forth under "Investment Restrictions" above. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) securities which are not readily marketable; and (3) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

Repurchase Agreements

Each Fund may enter into repurchase agreements. The Kansas Municipal Fund, Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund, however, may enter into repurchase agreements only if they comply with the limitations regarding repurchase agreements as set forth under "Investment Restrictions" above. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period, and the seller would agree to repurchase such security at the Fund's cost plus interest within a specified time (generally one day). Under the 1940 Act, repurchase agreements are considered loans by the Fund. A Fund will not enter into any repurchase agreement in an amount which would jeopardize the Fund's status as a regulated investment company or its ability to distribute tax-exempt dividends. Although a Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is each Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. Government or its agencies or instrumentalities and with respect to its relevant state's municipal securities. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. Repurchase agreements involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk with respect to repurchase agreements. In addition, to the extent that proceeds from any sale upon a default are less than the repurchase price, a Fund could suffer a loss.

LEVERAGE TRANSACTIONS

As described below, the Funds may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions that result in leverage. A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Securities Lending

Securities loans must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments

As described in the Funds' Prospectus, each Fund may purchase securities on a "when-issued" or delayed delivery basis, and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment on the securities take place at a later date. Normally the settlement occurs within 45 days after the transaction, but delayed settlements beyond 45 days may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. Each Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with its custodian, cash or high-grade, short-term obligations in an amount sufficient to meet the purchase price. Subject to applicable law, there is no percentage limitation on the total assets which may be invested in forward commitments. Forward commitments involve a risk of loss if the value of the municipal securities or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Forward commitments also involve the risk that should the securities ultimately not be issued or delivered and the price of comparable securities has increased, the cost of substitute securities having comparable par amounts, ratings and yields will be greater than originally contracted for. Although each Fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. Each Fund may realize short-term profits or losses upon the sale of forward commitments, which profits or losses may constitute capital gains or ordinary income depending upon a number of factors, including the number of sales of such commitments.

Leverage Risk

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts

In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

TEMPORARY INVESTMENTS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Each Fund may therefore invest up to 100% of its assets in short-term high quality taxable fixed income securities or hold up to 100% of its assets in cash during periods of abnormal market conditions. In addition, pending the investment in municipal securities or to avoid liquidating portfolio securities to meet shareholder redemptions, each Fund may invest up to 20% of its assets in taxable fixed income securities or cash. The taxable obligations a Fund may purchase for temporary liquidity purposes or temporary defensive purposes include: obligations of the U.S. government (its agencies and instrumentalities); debt securities rated within the two highest grades (the highest grade with respect to the Kansas Insured Intermediate Fund) by independent rating agencies; commercial paper; certificates of deposit; time deposits; bankers' acceptances; repurchase agreements; obligations of the relevant state with respect to these investments; and money market mutual funds. During these periods, a Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates, but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

Each Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including municipal securities, as well as on the reinvestment of the proceeds in other securities. Each Fund anticipates that its annual portfolio turnover rate will not exceed 75%. Portfolio turnover rate for a fiscal year is the ratio of the lesser of the dollar amount of the purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. Each Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Frequent changes in a Fund's portfolio securities may result in higher transaction costs for the Fund.

BOND INSURANCE FOR THE KANSAS INSURED INTERMEDIATE FUND

Each insured Kansas Municipal Security in which the Kansas Insured Intermediate Fund will invest, will be covered by Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will invest in Kansas Municipal Securities insured by insurers having total admitted assets of at least $75 million, capital and surplus of at least $50 million and claims-paying ability ratings of "Aaa" by Moody's, "AAA" by S&P, "AAA" by Fitch, or "AAA" by Duff & Phelps. There is no limitation on the percentage of the Fund's assets that may be invested in Kansas Municipal Securities insured by any given insurer.

Original Issue Insurance

Original Issue Insurance is purchased with respect to a particular issue of municipal obligations by the issuer thereof or a third party in conjunction with the original issuance of such municipal obligations. Under such insurance, the insurer unconditionally guarantees, to the holder of the municipal obligation, the timely payment of principal and interest on such obligation when and as such payments shall become due, but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the municipal obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal obligations), the value of the shares of a Fund, or the market value of municipal obligations or payments of any tender purchase price upon the tender of the municipal obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on municipal obligations resulting from the insolvency, negligence or any other act or omission of the trustee, or other paying agent for such obligations.

In the event that interest on or principal of a Kansas municipal security, covered by insurance is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts or principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights of payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Kansas Municipal Securities, the insurer shall succeed to the rights of the Fund with respect to such payment.

Original Issue Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Kansas Municipal Securities so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

Secondary Market Insurance

Subsequent to the time of original issuance of a Kansas Municipal Security, the Fund, or a third party may, upon the payment of a single premium, purchase insurance on such Kansas Municipal Security. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and, as is the case with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the Kansas Municipal Securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Kansas Municipal Securities.

ADDITIONAL RISK CONSIDERATIONS

An investment in the Funds are subject to a number of risks, some of which have been described in the Funds' Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" section. See also "Investments" and "Investment Objective, Policies and Restrictions" above for some of the risks associated with the Funds' investment policies. In addition to the foregoing, you should note that each Fund is a series of a registered investment company, the shares of which are being offered through the same prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

As described in the Prospectus, each of the Funds invests primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal securities in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in municipal securities issued by public authorities in the states of currently offered Funds. In addition, municipal securities include debt obligations of U.S. territories and possessions. Accordingly, the Funds may invest in municipal securities of U.S. territories and possessions (such as, Puerto Rico, the U.S. Virgin Islands and Guam). Because of the relatively small amount of issuances of municipal securities in Maine and New Hampshire, the Maine Municipal Fund and New Hampshire Municipal Fund may invest a significant amount of its respective assets in the municipal securities of a U.S. territory or possession. These Funds are therefore more susceptible to political, economic or regulatory factors affecting issuers of municipal securities in these U.S. territories and possessions which may have a negative impact on the Fund's respective portfolio. For additional information regarding these U.S. territories and possessions, see "Appendix-Additional State Information" in the Fund's Prospectus. The information regarding states was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The state information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Furthermore, the information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions or U.S. territories and possessions. The Adviser is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Kansas

Since the Kansas Municipal Fund invests a significant portion of its assets in Kansas municipal securities, the Kansas Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations.

Kansas is a Great Plains state, with an economy most similar to that of its Plains neighbors:  Iowa, Missouri, Nebraska, North Dakota, Minnesota, and South Dakota.  For the last 35 years, Kansas economic performance generally has tracked the economies of other Plains states.

Kansas is a largely rural state with a population of approximately 2.6 million. Since the state remains predominantly rural, agriculture is one of the most important sectors of the state's economy. Kansas leads the nation in wheat and sorghum production and is a major producer of sunflowers, hay and soybeans.

Kansas has a fairly typical midwestern economy, with substantial reliance on manufacturing and agriculture.  Those two sectors account for more than 17 percent of Kansas' current economic output. Professional and technical services, such as software publishing, computer design, management consulting, and real estate services account for about 27 percent of Kansas' economic output.

Kansas' manufacturing and agriculture sectors since at least the 1950s have experienced relatively slow growth, in part as a result of increasing global trade in manufactured goods and agricultural products.

The Kansas Department of Labor has reported that more Kansans were working each month than the year before, with 19 straight months of job growth.  Kansas job growth has come in the private sector, as government employment has recently decreased.   The September 2005 unemployment rate stood at 4.9 percent, down a full half-point from the previous year.

The unemployment rate in the State of Kansas for 2004 was at 5.3% compared to 5.4% for 2003.  The Kansas' per capita personal income was $29,935 in 2003.

While the national economy was expected to rebound significantly in 2004, the Kansas economy was expected to recover more slowly and experience modest growth. Employment growth in 2003 was experienced in farm employment, natural resources, finance, construction, education, health services, trade, transportation, utilities and government.

During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

The General Fund is the chief operating fund of the state.  Kansas depends equally on general sales and individual income taxes for revenues. General sales taxes make up 38 percent of total tax collections in 2003; individual income taxes make up 35 percent of the total. Other tax revenue sources include selective sales taxes and licenses. Kansas receives relatively few revenues from the corporate income tax (two percent of total collections).

Kansas' general fund ending balance is $123 million in fiscal 2003, $327 million in fiscal 2004 and $210 million in fiscal 2005. Total balances as a percent of expenditures (that include ending balances and balances in budget stabilization type funds) were 3.0 in 2003, increased to 7.6 in 2004 and dropped back to 4.5 in 2005.

Even fewer spending measures were used in Kansas to reach balance in 2003 and 2004 than in previous years. The state cut local aid in 2003. In both 2003 and 2004, the state made targeted spending cuts and reorganized programs. The state delayed the June 2003 payment of state aid to school districts until July 2003. This action reduced fiscal 2003 state expenditures by an estimated $213.0 million.

Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

Kansas presently collects a level of revenue that is average among the 50 states.  Using the latest available U.S. Census Bureau data, the Rockefeller Institute of Government finds that among the 50 states Kansas has the 26th highest level of state and local taxes per capita and the 26th highest level of state and local taxes as a share of personal income.  (These Census data are widely recognized as the only comprehensive survey of state and local government finances that allows for state to state comparisons.).

Using a slightly broader measure - total general revenue -- Kansas has the 34th highest level of total state and local general revenue per capita, and the 35th highest level of total state and local general revenue as a share of personal income.

The 2004 Legislature passed the Kansas Economic Growth Act, creating the Kansas Bioscience Authority. The Authority will invest an estimated $500 million in research, commercialization, and workforce development programs that support the growth of the state's bioscience research institutions and private sector.

The state of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of September 2004, Standard and Poor's and Moody's Investors Services, Inc. assigned an issuer credit rating of AA+ and Aaa respectively, to the state of Kansas. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the state of Kansas, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

The state is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the state arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the state's opinion, according to the state's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the state's financial position.

The above information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

Factors Pertaining to Maine

Since the Maine Municipal Fund invests a significant portion of its assets in Maine municipal securities, the Maine Municipal Fund is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations. These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 2004" prepared and published by the Economics Division of the Maine State Planning Office. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine Department of Administrative and Financial Services, and the Office of Fiscal and Program Review of the Maine Legislature.

Maine's economy is based less on technology and in large part on its natural resources-fishing, farming, forestry and tourism. The nature of these industries has meant that a significant portion of the state's employment opportunities are seasonal and overall earnings lag behind national averages. One of Maine's greatest impediments to faster economic growth is slow population gain. Maine's population is among the oldest in the nation and the state has the second lowest birthrate in the Country.  Maine also experienced a severe "brain drain" in the 1990's, from which it has still not fully recovered.

The Maine economy was much stronger in 2004 in almost every measure, than it had been in years past. During 2004, taxable retail sales and construction contracts continued to improve. Residential construction contracts increased by 23.8% and taxable retail sales increased 5.3% over 2003.While overall job gains were modest, the unemployment rate decreased in to 4.6% in 2004 down from 5.0% in 2003.  Unemployment rates tended to be highest among south-coast and mid-coast counties. Manufacturing jobs continue to decline; in 2004, about 1,000 were lost; much of this can be attributed to productivity slowdown.  However, this only accounts for approximately 1/5 of the average annual job loss over the previous three years.   The education and health services sectors saw the largest job gains, as did trade, transportation and utilities.

Businesses invested $146.3 million in Maine during 2003. Overall payroll employment increased by 7,1000, or 1.2% in 2004 and personal income rose 2.3% in 2004, up from an increase of 0.6% in 2003.  Based on a study conducted in 2002, jobs in service providing industries in Maine are expected to grow by 14% through 2012.  Health care and social assistance; retail trade; leisure and hospitality; professional and business services; and government account for approximately 80% of this predicted growth.  Over this same 10-year period, the manufacturing sector is expected to lose 8.2% of its jobs.  The hardest hit sectors of this industry include: leather products, textile mills, paper mills, and transportation equipment production.

Maine also suffered a loss of jobs in connection with the 2005 Base Closure and Realignment Committee recommendations ("BRAC"), which was recently passed by Congress and approved by the President.  The Committee recommended the closure of the Brunswick Naval Air Station ("NASB"), which begin will take effect in 2009 and will see the greatest loss of jobs between 2010 and 2012.  NASB currently employs 4,200 military personnel and 600 civilians with an annual payroll of $120 million.   While this will be a loss for the region, the Governor has made plans to make this transition as smooth as possible for those who will be effected.  The Portsmouth Naval Shipyard in Kittery, a larger facility, was not effected by this legislation.

The landmark legislation to create a health plan that extends comprehensive health insurance to small employers, self-employed and the uninsured proposed by Maine's Governor in 2003 was enacted in FY 2004.  The legislation established Dirigo Health, an innovative healthcare program for Maine residents. Dirigo Health is an independent state agency designed to implement the Governor's vision of health care reform in Maine and is offered by Blue Cross and Blue Shied of Maine.  As of January 2005, over 1,000 Maine small businesses and sole proprietors had enrolling in the plan or were enrolling, as were over 2,700 state residents.  The State predicts that the effects of implementing Dirigo Health could boost the state's economy in the coming years.

The fiscal policies of Maine government are conservative, and the state is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the state which exceeds in the aggregate at any one time $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the state to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the state ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (1) $6,000,000 of revenue bonds of the Maine School Building Authority; (2) $4,000,000 of loans to Maine students attending institutions of higher education; (3) $1,000,000 of mortgage loans for Indian housing; (4) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (5) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The statutory authorization to insure Maine School Building Authority bonds, however, has been repealed. The Maine Constitution also provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the state, the state Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the state to make such payments.

The state operates under a biennial budget which is formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. Each fiscal year of the biennium encompasses the period July 1 through June 30. The state's net assets increased by less than two percent from the previous fiscal year, as restated. Net assets of governmental activities increased by $44.2 million, while net assets of business-type activities increased by $8.3 million. The state's assets exceeded its liabilities by $3.2 billion at the close of fiscal year 2003. Component units reported net assets of $1.4 billion, an increase of $92 million from the previous year.

At the end of the fiscal year, the state's governmental funds reported combined ending fund balances of $348.7 million, a decrease of $188.8 million from the previous year. The General Fund's total fund balance was a deficit of $20.4 million, a decrease of $40.7 million from the previous year.

The state's liability for general obligation bonds increased by $11.9 million during FY 2003, which represents the difference between new issuances and payments of outstanding debt. During the year, the state issued $97.1 million in bonds and made principal payments of $85.2 million. Various other Maine governmental agencies and quasi-governmental agencies, including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, the Maine Turnpike Authority, the Maine State Housing Authority, and the Maine Public Utility Financing Bank, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

In sum, the Maine economy outperformed the national and New England Economies over the past four years, mostly due to the poor performance of the other economies.  While employment and personal income are expected to grow over the next four years, they are expected to do so at a slow rate and the outlook for the future is somewhat dim, due to the predicted decline in the number of young working-age adults.

As of September 2004, Maine's general obligation bonds are rated as AA by Standard & Poor's Ratings Services, AA+ by Fitch IBCA, Inc. and Aa2 by Moody's Investors Service, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the state of Maine, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The information provided is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the above information. It is based in part on information obtained from various state and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

Factors Pertaining to Nebraska

Since the Nebraska Municipal Fund will invest substantially all of its assets in Nebraska municipal securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska Municipal Securities. These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described.

The state of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

According to the Bureau of Business Research of the University of Nebraska ("Bureau"), the state has weathered the national recession well. They report that while the state did not slide into the depths of a recession, neither will it experience a spectacular rise in the next few years. As of August 2005, Nebraska's unemployment rate was 3.6% compared to the national rate of 4.9%. Currently, rural counties are experiencing a lower rate of unemployment than metropolitan and surrounding counties.

The Bureau estimates that net taxable retail sales have been increasing steadily in recent months and years.  In July 2005, sales totaled $1.78 billion, which marked a 5.5% increase over the year.  Monthly sales have also been up as compared to 2004. The number of residential building permits issued decreased by 4.1% between August 2004 and August 2005.

According to the U.S. Department of Labor, between August 2004 and August 2005, non-farm payroll jobs increased by 0.6%, or 5,900 jobs, brining the non-farm job total to 931,000 in August 2005.  Since 2000, after experiencing growth in the 1990's, manufacturing jobs have been steadily decreasing.  In 2004 Nebraska's per capita personal income increased to $33,041, which is 97.7% of the average in the United States.  Total personal income in Nebraska increased by 5.6% in 2004, as compared with a 6.0% increase in the national growth rate of  the United States.

The General Fund operations of the state of Nebraska are almost entirely dependent upon the income and sales taxes the state receives each year. Such taxes represent over 90 percent of all General Fund revenues. Thus, it necessarily follows that funds available for expenditures are heavily dependent upon those taxes. During the end of fiscal year 2005, the state's General Fund had an ending balance of $8 million.

Article XIII of the state Constitution prohibits the state from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for: (1) construction of highways; and (2) construction of water conservation and management structures. The state can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

In sum, Nebraska's growth tends to follow the national economy and therefore, given the current slow growth in the United States, Nebraska will most likely experience slow but steady growth over the coming years.

The information provided is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

Factors Pertaining to New Hampshire

Since the New Hampshire Municipal Fund invests a significant portion of its assets in New Hampshire municipal securities, the Fund is susceptible to political, economic or regulatory factors affecting issuers of New Hampshire municipal securities. These include the possible adverse effects of certain New Hampshire constitutional amendments, legislative measures, voter initiatives and other matters that are described.

Material in this section has been obtained from various sources.  While it is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Statement of Additional Information. Additionally, economic and fiscal conditions in individual municipalities within the state may vary from general economic and fiscal conditions.

For decades New Hampshire's economy was based solely on the industries of agriculture and manufacturing. Since the middle of the 20th century, however, when entrepreneurs increasingly made their way into the business world, industries in the state have become much more diversified. The state's core industries include electronics, health services, engineering and management services. As of October 15, 2003, New Hampshire's general obligation bonds are rated Aa2 by Moody's and AA+ by Standard & Poor's.

In July 2003, New Hampshire's largest employment sector was the trade, transportation and utilities sector (22% of employment), followed by education and health services (15% of employment). The government was the third largest sector (14% of employment). Preliminary benchmark estimates of non-agricultural employment levels show an increase from 2003 by 1.4%. Over this same time period, personal employment has increased by 6.29% The seasonally adjusted unemployment rate was 3.8% as of September 2005.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the state liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. See the concluding paragraphs of this section for a description of litigation challenging the constitutionality of the State's statutory system of financing operation of elementary and secondary public schools primarily through local taxes, and state government's response to that litigation.

New Hampshire state government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of state government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is, however, a statutory requirement that the Governor propose and the Legislature adopt a balanced budget. There is no line item veto.

State government funds include the General Fund, five special purpose funds and four enterprise funds, as well as certain "fiduciary" funds. All obligations of the state are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal biennium, 50% of any General Fund surplus must be deposited in a Revenue Stabilization Account ("Rainy Day Fund") which may contain up to 10% of General Fund unrestricted revenue for the fiscal year just ended. With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue, in an amount equal to the lesser of the deficit or revenue shortfall. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor.

As of July 1, 2003, the state had statutorily authorized but unissued direct general obligation debt in the total principal amount of $296.1 million, under various laws. This amount has not been reduced to reflect $50 million of bond anticipation notes outstanding as of July 1, 2003.

The Department of Administrative Services is responsible for maintenance of the state government's accounting system, Comprehensive Annual Financial Report and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system, which compares the amount of an appropriation to expenditures, and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

The combined year end General and Education Fund balances (including reserve accounts) at June 30, 2003, was a total of $19.5 million.  Fund balances have steadily declined from a peak of $188.3 million in fiscal year 1999. Prior to year-end transfers, the fiscal year 2003 operating deficit was a negative $31.7 million for the General and Education Funds combined. The original budget projected a fiscal year 2003 shortfall of $17.2 million. The cumulative deficit of $69.6 million (fiscal year 2003 deficit of $31.7 million and a carry forward deficit of $37.9 million) was eliminated by year-end transfers from the Health Care Fund (HCF) and Revenue Stabilization Account. The HCF balance of $33.9 million was closed out to the General Fund, and an additional $35.7 million was transferred from the Revenue Stabilization Account to eliminate the entire General Fund deficit. This transfer reduced the June 30, 2003 balance in the Revenue Stabilization Account from $55.2 million to $19.5 million.

There is no constitutional limit on the state's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the state. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the state and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of state government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority, Health and Education Facilities Authority, Pease Development Authority and Business Development Authority are authorized, with the approval of the Governor and Executive Council, to issue bonds that do not constitute debts or obligations of the state.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by state statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body, except in municipalities which have adopted the "official ballot" form of government, where the required majority is a three-fifths vote.

On December 17, 1997, the New Hampshire Supreme Court ruled that the state's system of financing public elementary and secondary schools primarily through local property taxes violated the New Hampshire Constitution, because (1) providing an adequate public education is a duty of state government; (2) local school property taxes are levied to fulfill a state purpose; and (3) local school property taxes, levied at different rates in different localities, are not proportional and reasonable throughout the state. The court also indicated that a state-funded, constitutionally adequate elementary and secondary education is a fundamental constitutional right. Following several additional rulings from the court addressing a variety of legislative proposals for compliance, on April 29, 1999, the state enacted Chapter 17 of the Laws of 1999 "establishing a uniform education property tax and a utility property tax, increasing the business profit and real estate transfer taxes and including other sources of revenue to provide funding for an adequate public education and making an appropriation therefore." This statute established formulae for determining distribution of funds to local school districts in support of adequate public education, from an "Education Trust Fund." The immediate effect of these statutes was to restore the authority of New Hampshire municipalities to collect property taxes for school purposes. On November 3, 1999, the state enacted legislation modifying the education property tax to comply with a further court decision and providing for expiration of the tax and the distribution formula as of January 2, 2003.

Under the 1999 statutory formula, some New Hampshire municipalities sustained increased property taxes and initiated a court challenge to the constitutionality of the education property tax. By a majority (3-2) decision dated May 3, 2001, the New Hampshire Supreme Court rejected those challenges, holding that while the complainants had proven there were flaws in the statewide property tax system, they had failed to prove a systematic pattern of disproportionate taxation, or that the system produced inequality so substantial as to be deemed intentional, or that actual harm to them resulted from such flaws. The majority opinion did, however, direct the state to implement appropriate enforcement measures to ensure compliance with state constitutional provisions requiring reassessment of property at least once every five years.

In June 2001, the New Hampshire legislature passed, and the Governor allowed to take effect without signature, legislation that made permanent the education property tax, as well as increasing the rates of other taxes and deleting certain non-recurring revenues as sources for the Education Trust Fund.

The information provided is only a brief summary of the complex factors affecting the financial situation in New Hampshire and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New Hampshire or contained in Official Statements for various New Hampshire Municipal Obligations.

Factors Pertaining to Oklahoma

Since the Oklahoma Municipal Fund will invest substantially all of its assets in Oklahoma Municipal Securities, the Fund is susceptible to political and economic factors affecting the issuers of Oklahoma Municipal Securities. These include the possible adverse effects of certain New Hampshire constitutional amendments, legislative measures, voter initiatives and other matters that are described.

The state has a very low cost of doing business with a very skilled work force. In addition, it is geographically positioned well for interstate commerce. Oklahoma's economy has undergone significant diversification over the past two decades. Since the oil bust of the early eighties, the state has diversified its economy by broadening its economic base to rely less on petroleum and agriculture. There have been sizable employment increases in the state's construction and service sectors over the past several years. These increases have helped offset continued losses in the state's traditionally strong manufacturing sector.

Despite past revenue declines, Oklahoma's financial condition is healthy and thriving, with a modest general obligation debt load and improving revenue forecast. While Oklahoma's overall economic performance has experienced positive growth during the 1990s, it slowed during 2000 and 2001.          However, in October 2005, the U.S. Bureau of Economic Analysis revised its real GSP figure for 2003-2004 to 3.3%, up from 3.1%, moving Oklahoma to 39th in the nation for growth.

Oklahoma continued to have one of the lowest unemployment rates in its region at 4.7% in September 2005, which marks a 0.3% increase since the same time in 2004.  Furthermore, non-farm employment has increased 1.6% between September 2004 and September 2005.  Natural Resources & mining, processional and scientific services, and local government have all shown aggressive employment growth at over twice the rate of the state.   The percentage of Oklahomans seeking temporary assistance also decreased 13.8% from the previous year.

During fiscal year 2003, budget reductions totaled $301 million, or 6.7%. While the average agency experienced a 6.7% cut, basic health care, human services and public safety programs experienced only minimal reductions. The legislature also appropriated $72.4 million from the Constitutional Reserve Fund.

FY 2004, has shown consistent increases in revenue over FY 2003 levels. Through the end of November 2003, revenue collections were above the same period in the prior year. Income tax, sales tax, gross production tax and motor vehicle tax are all above the prior year levels.

Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. To ensure a balanced annual budget, the state Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the state in the General Revenue Fund in the next ensuing fiscal year. The State Board of Equalization has made a finding that will invoke a trigger mechanism decreasing the maximum individual income tax rate from 7% to 6.65% and expanding the low-income sales tax credit. At its December 2003 meeting, the Equalization Board estimated that General Revenue Fund collections for the year ending June 30, 2005, will exceed its revenue estimate for the year ending June 30, 2004. This finding requires that the maximum income tax rate be reduced to 6.65%.

For cash management purposes, Oklahoma state law requires full collateralization of all State treasurer bank balances. The State treasurer is required to keep at least 80% of available cash invested.

As of September 22, 2004, the general obligation bonds of the state are rated "Aa3" by Moody's Investors Service and "AA" by Standard & Poor's. As of June 30, 2003, the outstanding general obligation net debt of Oklahoma was $531.2 million.  This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses.

The information provided is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the above information. It is based in part on information obtained from various state and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Adviser, the Funds' principal underwriters, or affiliated persons of the Funds, investment advisers or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality (including a duty not to trade based on the non-public information). Under this Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and the Adviser's and Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

·         Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

·         Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

·         Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements. The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the Internet site. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and (1) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed, and (2) will contain appropriate disclaimers. The Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings. The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year and the Form N-CSR on the second and fourth quarter of the Funds' fiscal year. The N-Q report is not required to be mailed to shareholders, but is available to the public through the SEC electronic filings.

Other Disclosures. The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Adviser's officers or ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is current as one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of non-public Holdings Information posted on the Internet to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering making non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders, and the Funds and will not adversely effect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of the Fund for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

The management of the Trust, including general supervision of the duties performed for a Fund under its Investment Advisory Agreement, is the responsibility of the Trust's Board of Trustees. The number of trustees of the Trust is four, one of whom is an "interested person" (as the term "interested persons" is defined in the 1940 Act and three of whom are "non-interested persons" (referred to herein as "Independent Trustees"). During the last two calendar years, no independent trustees or any immediate family member of such trustee, has been an officer, employee, director or general partner of the Adviser or its affiliates.

Trustees and Officers

The Board of Trustees manages the business and affairs of the Funds and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Trustees are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Adviser's costs and the profitability to the Adviser, ancillary benefits to the Adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Trustees of the Funds: Lynn W. Aas, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent accountants, the audit plan and results and recommendations following independent audits, reviews the performance of the independent accountants and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent accountants, reviews the adequacy of the Funds' internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending July 29, 2005, the Audit Committee held four meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Lynn W. Aas, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members, and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter, and meets at least quarterly or more often. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds fiscal year ending July 29, 2005, the Governance and Nominating Committee held three meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Funds, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Fund's Secretary at attn: Secretary, The Integrity Funds, 1 Main Street North, Minot, North Dakota 58703 which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates; and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The term of office for each Trustee is for the duration of the Trust or until removal, resignation or retirement.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Lynn W. Aas 904 27th St NW Minot, ND 58703 84	Trustee	Since January 1996	Retired; Attorney; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since September 2003); and Director, First Western Bank and Trust (until May 2002).	18	None
Orlin W. Backes 15 2nd Ave SW Ste 305 Minot, ND 58701 70	Trustee	Since January 1996	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (until June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.; Trustee, The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	18	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S Broadway Ste 15 Minot, ND 58701 57	Trustee	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (until March 2000); Director, South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (until June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., and Trustee, The Integrity Funds (since May 2003).	18	None

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX*	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
**Robert E. Walstad 1 N. Main St. Minot, ND 58703 61	Trustee, Chairman, President	Since January 1996

Director (since September 1987), President (September 1987 to October 2001) (September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (until June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc.; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001) (October 2002 to June 2003), ARM Securities Corporation; and Director, CEO, Chairman (since January 2002), President (September 2002 to December 2004), Capital Financial Services, Inc.

				18	Director, Capital Financial Services, Inc.
**Peter A. Quist 1 N. Main St. Minot, ND 58703 71	Vice President, Secretary	Since January 1996	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Small-Cap Fund of Funds, Inc. (until June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc., Integrity Funds Distributor, Inc.; Vice President and Secretary, the Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).	3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 31	Treasurer	Since October 2005

Fund Accountant (until May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (since October 2005), The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				NA	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.

**An "interested person" of the Trust, as defined in the 1940 Act. Mr. Walstad and Mr. Quist are interested by virtue of being an officer and director of the Adviser and Distributor.

In summarizing the above information, Messrs. Walstad, Backes, Maxson and Aas are directors or trustees, as the case may be, of 5 open-end investment companies advised by the Adviser representing 18 portfolios. Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Adviser (representing 3 portfolios) and as vice‑president and secretary to two open-end series investment companies advised by the Adviser (representing 15 portfolios). Ms. Anderson serves as treasurer to five open-end series investment companies advised by the Adviser (representing 18 portfolios).

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below for the calendar year ending December 31, 2004.

Dollar Range of Equity Securities in…	Lynn Aas	Orlin W. Backes	R. James Maxson	Robert E. Walstad
Kansas Municipal Fund	None	None	None	None
Kansas Insured Intermediate Fund	None	None	None	None
Maine Municipal Fund	None	None	None	None
Nebraska Municipal Fund	None	None	None	None
New Hampshire Municipal Fund	None	None	None	None
Oklahoma Municipal Fund	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$0 to $10,000

As of December 31, 2004, no Independent Trustee or his immediate family members, owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Trustees

Beginning in 2005, Trustees who are not an "interested person" of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for serving as director or trustee, as the case may be, on the boards of the Funds in the complex. Mr. Quist and Mr. Walstad, who are the only "interested persons" of such Funds, receive no compensation from the Funds.

The following table sets forth the compensation paid by the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Maine Municipal Fund, and New Hampshire Municipal Fund to each of the Trustees and the total compensation paid to each Trustee by all the funds in the complex for the calendar year ended December 31, 2004. The Funds have no retirement or pension plans.

Compensation Table

	Lynn Aas, Trustee	Orlin W. Backes, Trustee	R. James Maxson, Trustee	Robert E. Walstad, Trustee, Chairman, & President	TOTALS
Aggregate* Compensation From ...
Kansas Municipal Fund	$1,414.84	$1,414.84	$1,414.84	$0.00	$4,244.52
Kansas Insured Intermediate Fund	$697.13	$697.13	$697.13	$0.00	$2,091.39
Nebraska Municipal Fund	$914.63	$914.63	$914.63	$0.00	$2,743.89
Oklahoma Municipal Fund	$903.38	$903.38	$903.38	$0.00	$2,710.14
Maine Municipal Fund	$867.36	$867.36	$867.36	$0.00	$2,602.08
New Hampshire Municipal Fund	$601.09	$601.09	$601.09	$0.00	$1,803.27
Total** Compensation from Funds and Fund Complex Paid to Trustees	$14,000.00	$12,000.00	$12,000.00	$0.00	$16,195.29

*Based on compensation paid to the Independent Trustees for the calendar year ended December 31, 2004, for services to the respective Fund.

**Based on the compensation paid to the Trustees for the calendar year ended December 31, 2004, for services to the Funds and twelve other open-end funds advised by the Adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 7, 2005, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

To the best knowledge of the respective Fund, as of November 7, 2005, the following persons owned, of record or beneficially 5%, or more of the shares of the Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund and New Hampshire Municipal Fund.

KansasInsured Intermediate Fund
Name	Address	Percent Ownership
SEI Trust Company	C/o Sunflower Bank N.A-Careco Attn: Mutual Fund Administrator One Freedom Drive Oaks, PA 19456	12.55%
MaineMunicipal Fund
Name	Address	Percent Ownership
Barhart Company Nominee	Attn: Trust Dept C/O Bar Harbor Trust Services PO Box 1100 Ellsworth, ME 04605-1100	5.57%
Fifth Third Bank TTEE	Bath Savings Trust CO A/C# 01-3-3036506 PO Box 630074 Cincinnati, OH 45263	5.03%
NebraskaMunicipal Fund
Name	Address	Percent Ownership
Allan S. Noddle Reinvestment Acct	1306 South 157th Plaza Omaha, NE 68130-2573	7.95%
New HampshireMunicipal Fund
Name	Address	Percent Ownership
NFS LLC FEBO Raymond J Izzo	Raymond J Izzo TTEE U/A 06/09/1998 10 Appleton Ln Hampstead, NH 03841	7.97%

INVESTMENT ADVISER

Integrity Money Management, Inc. ("Adviser"), has been retained by each Fund under an Investment Advisory Agreement to act as each Fund's investment adviser, subject to the authority of the Board of Trustees.  The Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc., a corporation organized under the laws of North Dakota on September 22, 1987. The Adviser makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers those Funds' investment program. The address of the Adviser is 1 Main Street North, Minot, North Dakota 58703.

The Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom a Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides certain administrative services, and permits its officers and employees to serve without compensation as trustees and officers of a Fund if duly elected to such positions.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay the Adviser an annual management fee, payable monthly, of 0.50% of the respective Fund's average daily net assets. Under the terms of each Management and Investment Advisory Agreement with respect to the Funds, the Adviser has agreed to pay all expenses of a Fund, including the Fund's management and investment advisory fee and the Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceed 1.25% (0.75% with respect to the Kansas Insured Intermediate Fund) of the Fund's average daily net assets on an annual basis (up to the amount of the management and investment advisory fee payable by the Fund to the Adviser in the case of each Fund, other than the Kansas Insured Intermediate Fund). Reimbursements by the Adviser for a Fund's expenses will be paid monthly based on annualized year to date expenses. All other expenses shall be paid by the respective Fund. In addition, the Adviser may at its own discretion from time to time waive fees and reimburse expenses. The table below sets forth the advisory fees paid by the Funds to the Adviser and the former adviser, Ranson Capital Corporation, net of any expenses reimbursements, and the fees waived and expenses reimbursed by the Adviser for the periods indicated.

Advisory Fees
	Net of Expense Reimbursement to the Adviser for the Year Ended			Fee Waivers and Expense Reimbursements for the Year Ended
	7/31/03	7/30/04	7/29/05	7/31/03	7/30/04	7/29/05
Kansas Municipal Fund	$469,450	$291,804	$232,904	$0	$127,695	$130,764
Kansas Insured Intermediate Fund	$56,913	$30,643	$23,026	$36,281	$58,289	$57,567
Maine Municipal Fund	N/A	$24,412*	$57,462	N/A	$29,051	$86,089
Nebraska Municipal Fund	$190,066	$88,212	$84,895	$0	$93,640	$84,449
New Hampshire Municipal Fund	N/A	$0*	$0	N/A	$13,455	$64,102
Oklahoma Municipal Fund	$74,829	$83,204	$97,498	$58,012	$87,525	$81,636

*Maine and New Hampshire Municipal Fund have recognized the dollar amount indicated above for the investment advisory fees after partial waiver for the four-month period ended July 30, 2004.

The Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund (each, a "Predecessor Fund") were previously advised by Forum Investment Advisors LLC ("FIA"). Each Predecessor Fund paid an advisory fee at an annual rate of 0.40% of the average daily net assets of such fund to FIA. The table below sets forth advisory fees paid by the Predecessor Funds to FIA, net of any expense reimbursements, and the fees waived by FIA for the periods indicated.

Advisory Fees for the Year Ended 3/31/03
	Net of Fee Waivers to FIA	Fee Waivers
Maine TaxSaver Bond Fund	$152,817	$2,175
New Hampshire TaxSaver Bond Fund	$0	$39,556

The Management and Investment Advisory Agreement with each Fund (other than the Maine Municipal Fund and New Hampshire Municipal Fund) will continue in effect from year to year if specifically approved by the Fund's Trustees or the Fund's shareholders and by the Fund's Independent Trustees in compliance with the requirements of the 1940 Act. The Management and Investment Advisory Agreement of the Maine Municipal Fund and the New Hampshire Municipal Fund shall continue in effect until its second anniversary after its effectiveness and thereafter will continue year to year if specifically approved by the Fund's Trustees or such Fund's shareholders and by the disinterested trustees in the manner required by the 1940 Act. The Management and Investment Advisory Agreements may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

Portfolio Manager

Mr. Monte Avery is the portfolio manager of the Funds and has responsibility for the day-to-day management of its portfolio. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc., in 1995. Since that time, Mr. Avery has been a co-manager of Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and the Integrity Managed Portfolios and effective in February 2000, the manager of these funds.

The dollar range of equity securities beneficially owned by the Portfolio Managers and the aggregate dollar range of equity securities in all registered investment companies overseen by the Portfolio Managers in the Integrity family of investment companies for the calendar year ended July 29, 2005, is as follows:

Name of Portfolio Manager	Registered Investment Companies		Beneficial Ownership of Equity Securities in the Funds Managed by the Portfolio Manager	Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets		Number	Total Assets	Number	Total Assets
Monte Avery	10	$274.4 Million	None	None	None	None	None

As of March 1, 2005, Mr. Avery's compensation is based on a fixed salary paid every other week. He is not compensated for client retention or on the performance of the Funds. In addition, Integrity Mutual Funds, Inc. sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and Integrity Mutual Funds, Inc. provides a dollar for dollar match on the first three percent that the employee puts into the 401(k) program, and fifty cents for every dollar on the next three percent that the employee puts into the 401(k) plan. Integrity Mutual Funds, Inc. has established a program in which it will grant shares of Integrity Mutual Funds, Inc. to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the firm.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

·         With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

·         The appearance of a conflict of interest may arise where the adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.

·         Although the Portfolio Manager generally does not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Investment Adviser, Distributor, and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR

Wells Fargo Bank, NA, Trust & Custody Solutions, MAC# N9310-060, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Integrity Fund Services, Inc. ("Integrity Fund Services" or the "Transfer Agent" or "Administrator"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc. provides each Fund with transfer agent, accounting and administrative services. Integrity Fund Services is located at 1 North Main Street, Minot, North Dakota 58703. As transfer agent, Integrity Fund Services is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged for each additional share class.

Integrity Fund Services also provides accounting services for each Fund, for which each Fund pays at the end of each calendar month an asset-based accounting services fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged by Integrity Fund Services for each additional share class. For the years ended July 31, 2003, July 30, 2004, and July 29, 2005, the Kansas Municipal Fund paid Integrity Fund Services $66,050, $62,560, and $58,174, respectively, in accounting services fees. For the years ended July 31, 2003, July 30, 2004, and July 29, 2005, the Kansas Insured Intermediate fund paid Integrity Fund Services, $33,107, $32,909, and $31,993, respectively, in accounting services fees. For the four month period ended July 30, 2004, and the year ended July 29, 2005, the Maine Municipal Fund paid Integrity Fund Services $13,346 and $38,288, respectively, in accounting services fees. For the years ended July 31, 2003, July 30, 2004, and July 29, 2005, the Nebraska Municipal Fund paid Integrity Fund Services $42,715, $42,185, and $40,868, respectively, in accounting services fees. For the four month period ended July 30, 2004, and the year ended July 29, 2005, the New Hampshire Municipal Fund paid Integrity Fund Services $9,346 and $27,806, respectively, in accounting services fees. For the years ended July 31, 2003, July 30, 2004, and July 29, 2005, the Oklahoma Municipal Fund paid Integrity Fund Services $37,098, $41,073, and $41,847, respectively, in accounting services fees.

Forum Accounting Services, LLC ("FAcS") served as fund accountant to the Predecessor Funds pursuant to any accounting agreement with the Forum Funds. FacS provided accounting services to each Predecessor Fund, including calculating the NAV per share of each Predecessor Fund and preparing such fund's financial statements and tax returns. For its services, FacS received a fee from each Predecessor Fund at an annual rate of $36,000, plus certain amounts based upon the asset level of the Predecessor Fund, its turnover and the number and types of portfolio securities held by the Predecessor Fund and received certain out-of-pocket expenses. The following table shows the dollar amount of accounting fees accrued by each Predecessor Fund, the amount of fee waived by FAcS, if any, and the actual fee received by FAcS.

	Accounting Fees for the Year Ended 3/31/03
	Accrued	Waived	Retained
Maine TaxSaver Bond Fund	$50,769	$0	$50,769
New Hampshire TaxSaver Bond Fund	$40,010	$0	$40,010

Integrity Fund Services also acts as administrator for the Funds managing all aspects of a Fund's operations except those provided by other service providers. Effective October 1, 2003, for its administrative services, each Fund pays to Integrity Fund Services a monthly administrative services fee calculated at the rate of 0.10% of average daily net assets with a minimum of $1,500 per month plus out-of-pocket expenses. Each Fund pays an additional minimum administrative fee of $500 per month for each additional share class.  For the years ended July 30, 2004, and July 29, 2005, the Kansas Municipal Fund paid Integrity Fund Services $69,347 and $72,936, respectively, in administrative services fees. For the years ended July 30, 2004, and July 29, 2005, the Kansas Insured Intermediate fund paid Integrity Fund Services $15,070 and $17,950, respectively, in administrative services fees. For the four month period ended July 30, 2004, and the year ended July 29, 2005, the Maine Municipal Fund paid Integrity Fund Services $10,693 and $28,710, respectively, in administrative services fees. For the years ended July 30, 2004, and July 29, 2005, the Nebraska Municipal Fund paid Integrity Fund Services $30,223 and $33,869, respectively, in administrative services fees. For the four month period ended July 30, 2004, and the year ended July 29, 2005, the New Hampshire Municipal Fund paid Integrity Fund Services $6,000 and $17,950, respectively, in administrative services fees. For the years ended July 30, 2004, and July 29, 2005, the Oklahoma Municipal Fund paid Integrity Fund Services $28,783 and $35,827, respectively, in administrative services fees.

Forum Administrative Services, LLC ("FAdS") served as administrator to the Predecessor Funds, each a series of the Forum Funds, pursuant to an administration agreement with the Forum Funds. FAdS and the Predecessor Fund's investment advisor, Forum Investment Advisors LLC, were under common control and therefore affiliated. As administrator, FAdS was responsible for the supervision of the overall management of the Forum Funds, providing the Forum Funds with general office facilities and providing persons satisfactory to the Forum Board to serve as officers of the Forum Funds. For its services, FAdS received a fee from each Predecessor Fund of 0.20% of average daily net assets (0.10% effective June 1, 2002). The following table shows the dollar amount of administration fees accrued by the respective Predecessor Fund, the amount of fee that was waived by FAdS and the actual fee received by FAdS for the periods indicated.

	Administration Fees for the Year Ended 3/31/03
	Accrued	Waived	Retained
Maine TaxSaver Bond Fund	$45,084	$6,336	$38,748
New Hampshire TaxSaver Bond Fund	$11,849	$3,920	$7,929

INDEPENDENT ACCOUNTANTS

Each Fund's independent public accountant is Brady Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent accountants, and semi-annual unaudited financial statements of the Funds. The independent accountants will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, serves as counsel for the Trust.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor (the "Distributor"), a wholly owned subsidiary of Integrity Mutual Funds, 1 North Main Street, Minot, North Dakota 58703. Pursuant to a Distribution and Services Agreement with each Fund, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares. The Distributor receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the dealers who sold the shares; the Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the 1933 Act.

Under the Distribution and Services Agreement between the respective Fund and the Distributor, the Distributor pays the expenses of distribution of a Fund's shares, including preparation and distribution of literature relating to a Fund and its investment performance and advertising and public relations material. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. Each Fund will pay the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states after the initial qualification of the shares. In addition, each Fund (other than the Kansas Insured Intermediate Fund) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the respective Fund will pay some costs of the distribution of its shares. Such Funds will each pay the Distributor annually 0.25% of the average daily net assets of respective Fund and the Distributor may in turn pay firms that sell the respective Fund's shares an annual service fee of up to 0.25% of average daily net assets of their customer accounts in existence for more than one year for administrative and shareholder services or use some or all of such payment to pay other distribution expenses which otherwise would be payable by the Distributor. See "Shareholder Services Plan (12b-1 Plan)" below.

Each Distribution and Services Agreement (other than the Maine Municipal Fund and New Hampshire Municipal Fund's Distribution and Services Agreements) continues in effect from year to year if specifically approved at least annually by the shareholders or Board of Trustees of the Fund and by the Fund's Independent Trustees in compliance with the 1940 Act. Each Distribution and Service Agreement for the Maine Municipal Fund and New Hampshire Municipal Fund will continue until its second anniversary date after effectiveness and continues, year to year thereafter so long as approved in the manner required by the 1940 Act (i.e., by the Board of Trustees or majority of shareholders and the Independent Trustees). Each agreement applicable to the Funds (other than the Kansas Insured Intermediate Fund, the Maine Municipal Fund and the New Hampshire Municipal Fund) may be terminated without penalty upon sixty days' written notice by the majority of the Independent Trustees or outstanding voting securities or ninety days' written notice by the Distributor and will automatically terminate if it is assigned. The agreements applicable to the Kansas Insured Intermediate Fund, the Maine Municipal Fund and New Hampshire Municipal Fund may be terminated by the Distributor or the Fund upon ninety days' written notice and will automatically terminate if it is assigned.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	7/31/03	7/30/04	7/29/05	7/31/03	7/30/04	7/29/05
Kansas Municipal Fund	$158,881	$72,043	$48,977	$25,181	$11,649	$8,160
Kansas Insured Intermediate Fund	$30,578	$23,551	$22,164	$3,396	$2,794	$2,234
Maine Municipal Fund*	N/A	$31,105	$30,804	N/A	$4,745	$5,041
Nebraska Municipal Fund	$167,159	$134,051	$64,842	$24,203	$20,934	$10,541
New Hampshire Municipal Fund*	N/A	$15,414	$23,732	N/A	$2,717	$4,462
Oklahoma Municipal Fund	$408,404	$195,461	$71,817	$62,287	$30,729	$11,747

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Brokerage Commissions	Other
Kansas Municipal Fund	$8,160	$0	$181,834*
Kansas Insured Intermediate Fund	$2,234	$0	$0
Maine Municipal Fund	$5,041	$0	$71,775*
Nebraska Municipal Fund	$10,541	$0	$84,672*
New Hampshire Municipal Fund	$4,462	$0	$19,361*
Oklahoma Municipal Fund	$11,747	$0	$89,567*

*The Distributor received this amount under the 12b-1 plan of the respective Fund.

Forum Fund Services, LLC ("FFS") served as distributor to the Predecessor Funds. The following table shows the aggregate sales charges paid to FFS, the amount of sales charge reallowed by FFS and the amount of sales charge retained by FFS for the periods indicated.

	Amount for Year Ended 3/31/03
	Aggregate Sales Charge	Amount Retained	Amount Reallowed
Maine TaxSaver Bond Fund	$82,727	$14,075	$68,642
New Hampshire TaxSaver Bond Fund	$31,897	$2,644	$29,253

DISTRIBUTION PLAN (12B-1 PLAN)

Each Fund (except for the Kansas Insured Intermediate Fund) has adopted a plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with the Distributor.

Under each Fund's Plan, the applicable Fund (other than the Kansas Insured Intermediate Fund) pays the Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund (the "12b-1 Fee"). The Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship (the "Accounts"), provided that no such payment with respect to an Account shall be made until the Service Organization has been servicing such account for more than one year. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, the Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee paid to the Distributor is calculated and paid monthly and the service fee to Service Organizations is calculated quarterly and paid the month following the calculation.

Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). Each Fund's Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.

The table below provides the fees paid by the Funds specified, under the Plan, net of waivers, for the period indicated, and the amount of fees waived by the Distributor.

	12b-1 Fees for Fiscal Year Ended 7/29/05
	Fees Paid After Waivers	Fees Waived by Distributor
Kansas Municipal Fund	$181,834	$0
Maine Municipal Fund	$71,775	$0
Nebraska Municipal Fund	$84,672	$0
New Hampshire Municipal Fund	$19,361	$0
Oklahoma Municipal Fund	$89,567	$0

The 12b-1 Fees paid by the Kansas Municipal Fund during the fiscal year ended July 29, 2005, were spent as follows: $108,329 as compensation to broker-dealers for services; $3,858 on promotion and advertising; $30,817 on distribution-related overhead; $95,422 for salaries and payroll taxes and $(56,592) was absorbed by the Distributor.

The 12b-1 Fees paid by the Maine Municipal Fund during the fiscal year ended July 29, 2005, were spent as follows: $11,297 as compensation to broker-dealers for services; $1,492 on promotion and advertising; $12,035 on distribution-related overhead; $37,431 for salaries and payroll taxes and $9,520 was absorbed by the Distributor.

The 12b-1 Fees paid by the Nebraska Municipal Fund during the fiscal year ended July 29, 2005, were spent as follows: $40,125 as compensation to broker-dealers for services; $1,831 on promotion and advertising; $14,519 on distribution-related overhead; $44,895 for salaries and payroll taxes and $(16,698) was absorbed by the Distributor.

The 12b-1 Fees paid by the New Hampshire Municipal Fund during the fiscal year ended July 29, 2005, were spent as follows: $2,954 as compensation to broker-dealers for services; $422 on promotion and advertising; $3,304 on distribution-related overhead; $10,279 for salaries and payroll taxes and $2,402 was absorbed by the Distributor.

The 12b-1 Fees paid by the Oklahoma Municipal Fund during the fiscal year ended July 29, 2005, were spent as follows: $61,434 as compensation to broker-dealers for services; $2,001 on promotion and advertising; $15,640 on distribution-related overhead; $48,443 for salaries and payroll taxes and $(37,951) was absorbed by the Distributor.

The Distributor is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. Robert E. Walstad and Peter A. Quist are directors and CEO and vice president, respectively, of Integrity Mutual Funds. Mr. Walstad is also a trustee and officer of the Funds. Mr. Quist is an officer of the Funds and a director and officer of the Distributor. See "Management of the Funds." Mr. Walstad and Mr. Quist are also shareholders of Integrity Mutual Funds, Inc. and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions by the Funds to the Distributor.

Distributor may make payments to dealers who are holders or dealers of record for accounts in one or more of the Funds. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, the Distributor, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation provided by the Distributor may include financial assistance to dealers that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. The Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from Distributor and any services provided.

PROXY VOTING POLICIES

The Board of Trustees has delegated to the Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. The Adviser follows proxy voting guidelines developed by Institutional Shareholder Services ("ISS"). The Trustees will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). General voting guidelines are followed for routine matters of corporate governance.

ISS has been retained to vote proxies in accordance with the guidelines developed. In addition, ISS also updates and revises the Policy on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser's guiding principles. ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Adviser generally will vote in accordance with corporate management's recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Adviser may vote for or against corporate management's recommendations on such matters. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Adviser and in such circumstances, the Adviser generally will refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available without charge, upon request, by calling 1-800-276-1262, on the Trust's Internet site at www.integrityfunds.com, and on the SEC's Internet site at www.sec.gov.

PORTFOLIO TRANSACTIONS

Allocation of portfolio transactions to various brokers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Adviser may consider a number of factors in determining brokers to use for a Fund's portfolio transactions including the quality, quantity, price and nature of each firm's professional services.

The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Adviser may consider a broker's services including execution, clearance procedures, and wire service quotations. The Adviser may also consider statistical and other investment research information provided to the Funds and the Adviser. Research services may include advice as to the value of securities; quotes to value a Fund's assets; the advisability of investing in purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Any research benefits derived are available for all clients of the Adviser and not all the services may be used by the Adviser in connection with a Fund. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by one of its staff, the receipt of research information is not expected to materially reduce the Adviser's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration certain firms provide market, statistical or other research information to the Funds and the Adviser. The Adviser and the Funds may place orders to effect purchases and sales of portfolio securities with and pay brokerage commissions to brokers that are affiliated with the Funds, the Adviser or Distributor, or selected dealers participating in the offering of a Fund's shares. Subject to rules adopted by the SEC, a Fund may also purchase municipal securities from other members of underwriting syndicates of which the Distributor or other affiliates of the Funds are members.

If it is believed to be in the best interests of a Fund, the Adviser may place portfolio transactions with brokers who provide the types of service described above, even if it means the respective Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of their services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of securities for a Fund, for one or more Funds of the Trust, investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Funds, investment companies and other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds expect that their portfolio transactions in municipal securities will generally be effected on a principal (as opposed to agency) basis and, accordingly, do not expect to incur significant brokerage commissions. Each Fund's cost of portfolio transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. Commissions will be paid on the Funds futures and option transactions, if any.

While the Adviser will be primarily responsible for the placement of the Funds' business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

The Board of Trustees has adopted certain policies that require that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to affiliated brokers.

The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund did not pay brokerage commissions during the fiscal year ended July 31, 2003. The Kansas Municipal Fund, Kansas Insured Intermediate Fund, Maine Municipal Fund, Nebraska Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund did not pay brokerage commissions during the fiscal years ended July 30, 2004, and July 29, 2005. The Predecessor Funds did not pay any brokerage commissions during their fiscal year ended March 31, 2003.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

You may purchase shares of a Fund at the public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the shares of each of the Funds. The examples assume a purchase on July 29, 2005, of shares from the respective Fund aggregating less than $50,000, subject to the schedule of sales charges set forth in the Prospectus, at a price based on net asset value of the shares.

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Municipal Fund	$10.57	$0.47	$11.04	6,380,549
Maine Municipal Fund	$10.45	$0.46	$10.91	2,390,215
Nebraska Municipal Fund	$10.11	$0.45	$10.56	3,213,649
New Hampshire Municipal Fund	$10.20	$0.45	$10.65	623,932
Oklahoma Municipal Fund	$11.00	$0.49	$11.49	3,172,765

*4.25% of public offering price (4.44% of net asset value per share)

**As of July 29, 2005

	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to the Public	Shares Outstanding**
Kansas Insured Intermediate Fund	$10.94	$0.31	$11.25	1,323,367

*2.75% of public offering price (2.85% of net asset value per share)

**As of July 29, 2005

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. The Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time the Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which the Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor or participates in sales programs sponsored by the Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale.

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund by shareholders may present risks to other shareholders of the Fund. These risks may include disruption of portfolio management strategies, increased brokerage and administrative costs and dilution in value of Fund share held by long-term shareholders. Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders, and will take other actions necessary to stop excessive or disruptive trading activities. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

The Maine Municipal Fund, New Hampshire Municipal Fund and Oklahoma Municipal Fund will not issue share certificates while the other Funds may do so. However, in order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares unless requested to do so by notifying the Transfer Agent in writing that the investor elects not to be enrolled in the open account program. You may write to the Transfer Agent, Integrity Fund Services, Inc., at 1 North Main Street, Minot, North Dakota 58703. The Transfer Agent will send share certificates representing the full and fractional shares of the respective Fund and you will be required to surrender the certificates to redeem or exchange such shares. Fund share certificates will be mailed within 10 days of an investor's request. Certificates will not be sent outside of the United States. Investors should promptly notify the respective Fund if certificates are not received. A Fund will not file a mail loss claim later than one year after the issuance of Fund share certificates. After one year, investors requesting replacement certificates may be required to post an insurance bond in the amount of 2% of the market value of the certificated shares.

SALES CHARGE REDUCTIONS

Letters of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge.

Group Program

Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds' Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

a.        The administrator of an investor's investment program must have entered into an agreement with the Distributor.

b.       Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

c.        Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Fund") to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

·         The investor's current purchase; and

·         The cumulative cost of shares purchased or the current market value of the shares of the Funds held by Investor, whichever is greater.

For example, if Investor owned shares worth $40,000 at the current market value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds.

Concurrent Purchases

An investor or his or her dealer or agent must notify the Transfer Agent whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated by the Distributor at any time. For more information about quantity discounts, contact the dealer or agent from which the Funds' Prospectus was obtained or the Distributor.

SALES LOAD WAIVER

Shares of the Funds may be sold at net asset value to the officers and Trustees of the Funds, to any subsidiary companies of Integrity and the Distributor and to any employees of Integrity and the Distributor or to members of their immediate families. Immediate family members shall include spouses, children, fathers, mothers, brothers or sisters. Shares of the Funds may also be sold at their net asset value to broker-dealers having sales agreements with the Distributor, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with the Distributor, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of sales loads to these classes of persons is provided because of reduced sales efforts required and to encourage participation in the Funds.

Financial institutions may purchase shares of the Kansas Insured Intermediate Fund for their own account or as a record owner on behalf of fiduciary or custody accounts subject to a sales charge equal to 0.75% of the public offering price (0.76% of the net amount invested), which includes a dealer allowance of 0.70% of the public offering price.State securities laws may require financial institutions purchasing for their customers to register as dealers. Financial institutions which purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services. Corporate payroll plans which qualify as Group Programs as described above may also purchase shares of the Fund.

Unit Investment Trust Reinvestment

Investors in any series of The Kansas Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Kansas Municipal Fund or Kansas Insured Intermediate Fund with no sales charge and no minimum investment. Investors in any series of The Nebraska Tax-Exempt Trust formerly sponsored by the Distributor may reinvest distributions of principal and interest from such trust in shares of the Nebraska Municipal Fund with no sales charge and no minimum investment. Such Funds reserve the right to modify or terminate this program at any time.

The Funds makes available, free of charge, more information about sales charge reductions and waivers through the Internet at www.integrityfunds.com, from the prospectus or from your financial adviser.

SPECIAL PROGRAMS

Monthomatic Investment Plan

A shareholder may purchase Fund shares through an automatic investment program with a minimum initial investment of $50. With the Monthomatic Investment Plan ("Monthomatic"), additional monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See "Systematic Investing-the Monthomatic Investment Plan" in the Funds' Prospectus for additional information.

Exchange Privilege

By contacting the Transfer Agent, a shareholder may exchange some or all of his shares into any of the funds underwritten by Integrity Funds Distributor at net asset value, subject to these conditions: (1) when exchanging into shares of a back-end load fund, no contingent deferred sales charge will be imposed upon redemption of the newly acquired shares; (2) shares must be held for at least six months prior to exchange when exchanging into a higher-load fund, subject to the following. Shareholders of the Kansas Insured Intermediate Fund must pay a sales charge equal to the difference between the sales charge set forth under "The Shares We Offer" in the Fund's Prospectus of the higher-load fund and the sales charge originally paid with respect to the exchanged shares; and (3) when exchanging into another single-state municipal fund, the shareholder must be a resident of that state or any other state in which the Fund is registered.

Each exchange involves the redemption of fund shares to be exchanged and the purchases of fund shares. As a result, any gain or loss on the redemption of fund shares exchanged is reportable on the shareholder's federal income tax return. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the fund and consider the differences between it and the fund whose shares he owns before making an exchange.

Minimum Investment

The minimum initial investment for each Fund is $1,000 ($50 for the Monthomatic Investment Plan), and there is a $50 minimum on all additional investments (excluding reinvestment of dividends and capital gains). Each Fund reserves the right to redeem its Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

REDEMPTION OF SHARES

Any Fund shareholder may require the Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 you want the check payable to someone other than the shareholder of record or the redemption proceeds are to be mailed to an address other than the address of record. Guaranteed signatures and letters of instruction must then be sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Telephone redemption requests by dealers or agents will no longer be processed unless authorized in writing by the shareholder of record.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent may fax, mail or phone such request to the Distributor. A properly completed shareholder authorization form must accompany all redemption requests executed through your dealer or agent. The investor will receive the net asset value next determined after the Distributor receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House ("ACH") network.  Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds unless requested to do so. A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. Each Fund allocates net interest income to those shares for which the Fund has received payment.

For each Fund (other than the Kansas Insured Intermediate Fund), if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Distributor may pay a commission of 0.75%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly or annually. Sufficient shares will be redeemed from the investor's account for the designated amount so that the payee will receive it the first or the 25th of each month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice, and investors may withdraw from the program at any time. For additional information, see "Systematic Withdrawal Plan" in the Funds' Prospectus.

DIVIDENDS AND TAXES

Dividends

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, would normally be paid out once a year in December. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain netincome in order to satisfy the minimum distribution requirements contained in the Code.

Each Fund automatically will credit monthly distributions and any capital gain distributions to an investor's account in additional shares of the respective Fund valued at net asset value on the date such distributions are payable, without sales charge, unless an investor notifies the Transfer Agent to have distributions received in cash. Distributions that are reinvested are treated as cash distributions for income tax purposes.

A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

Federal Income Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirements are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as a ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, including any dividends attributable to tax-exempt interest income earned by the Fund.

The remainder of this discussion is based on the assumption that each Fund will qualify at all times as a regulated investment.

Distributions

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) property designated by the Fund in a written notice mailed to its shareholders within 60 days after the close of its taxable year. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Fund.

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund's distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

Because the Funds do not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her share. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder receives an exempt-interest dividend from a Fund and sells his or her share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend. Any loss (to the extent not disallowed as described in the prior sentence) realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a "load charge") in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund's Investment

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into high taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund's transactions in futures contracts and options on futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Non-U.S. Investors

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long term capital gains and exempt interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by the Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under the 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by the Fund in its fiscal years beginning after December 31, 2004, and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in the Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent's death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004, and before January 1, 2008.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. This discussion is based on state laws as enacted and construed on the date of this Statement of Additional Information, and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below, and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Kansas Municipal Fund and Kansas Insured Intermediate Fund

Exempt interest dividends from the Kansas Municipal Fund and Kansas Insured Intermediate Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Kansas or its political subdivisions issued after December 31, 1987, (ii) obligations of the State of Kansas or its political subdivisions issued prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law and (iii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Kansas on individuals, fiduciaries and corporations (other than insurance companies, banks, trust companies and savings and loan associations). Distributions from the Kansas Municipal Fund and Kansas Insured Intermediate Fund, including exempt interest dividends, may be subject to the taxes imposed by the State of Kansas on insurance companies and on banks, trust companies and savings and loan associations, when received by shareholders subject to such taxes.

Maine Municipal Fund

Exempt interest dividends from the Maine Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from interest on (i) certain obligations of the State of Maine and its political subdivisions that are exempt from Maine income taxation under Maine law and (ii) obligations of United States possessions that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Maine on individuals, trusts, estates and corporations. However, dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may also be taken into account in determining the taxpayer's state minimum tax imposed by the State of Maine. Shares of the Maine Municipal Fund and dividends from the Maine Municipal Fund may also be taken into account in determining the amount of the franchise tax imposed by the State of Maine on certain financial institutions.

Nebraska Municipal Fund

Exempt interest dividends from the Nebraska Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on (i) obligations of the State of Nebraska or its political subdivisions and (ii) obligations of United States possessions that are exempt from state taxation under federal law are excluded from taxable income for purposes of the income taxes imposed by the State of Nebraska on individuals, trusts, estates and corporations. However dividends taken into account in determining a taxpayer's federal alternative minimum tax liability may affect an investor's tax liability under the minimum income taxes imposed by the State of Nebraska. Dividends from the Nebraska Municipal Fund could affect the maximum franchise tax rate (limitation) imposed by the State of Nebraska on certain financial institutions.

New Hampshire Municipal Fund

Exempt interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are derived from, and are reported to an investor as being derived from, interest on obligations of the State of New Hampshire or its political subdivisions are excluded from income for purposes of the Income (Interest and Dividends) Tax and Business Profits Tax imposed by the State of New Hampshire. Exempt interest dividends from the New Hampshire Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to obligations of United States possessions that are exempt from state taxation under federal law may be subject to the Income (Interest and Dividends) Tax imposed by the State of New Hampshire.

Oklahoma Municipal Fund

Exempt interest dividends from the Oklahoma Municipal Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on (i) obligations of the State of Oklahoma or its political subdivisions, to the extent that such interest is specifically exempt from income taxation under the laws of the State of Oklahoma and (ii) obligations of possessions of the United States that are exempt from state taxation under federal law, are excluded from taxable income for purposes of the income tax imposed by the State of Oklahoma on individuals.

The tax discussion set forth above is for general information only. Annually, shareholders of a Fund receive information as to the tax status of distributions made by the Fund in each calendar year. The foregoing relates to federal and state income taxation as in effect as of the date of this Statement of Additional Information. Investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences of an investment in a Fund, including the effects of any change or any proposed change, in the tax laws.

ADDITIONAL INFORMATION REGARDING ORGANIZATION AND SHARE ATTRIBUTES

Integrity Managed Portfolios is a non-diversified, open-end investment company established under Massachusetts law by an Agreement and Declaration of Trust ("Trust Agreement") dated August 10, 1990, and is the type of organization commonly known as a "Massachusetts business trust." It is a series company as contemplated under Rule 18f-2 under the 1940 Act. Each of the Funds is a non-diversified management investment company organized as a series of the Trust. The Funds currently are the only outstanding series of the Trust. The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares, without par value, from each series that is designated by the Board of Trustees. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such portfolio with each other share of such portfolio and to such dividends and distributions out of the income belonging to such portfolio as are declared by the Trustees. The shares do not have cumulative voting rights nor any preemptive rights or conversion rights. In case of a liquidation, subject to the rights of creditors, the holders of shares of each portfolio being liquidated will be entitled to receive as a series an equal proportionate interest in the distribution out of the net assets belonging only to that portfolio. Under the Trust Agreement, expenses attributable to any specific portfolio (whether start-up for a new portfolio or on-going operating expenses) will be borne by that portfolio. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, usually in proportion to the portfolio's relative net assets. The net asset value of the shares of any portfolio will be computed based only upon the net assets of such portfolio.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a Fund, as does a partner of a partnership. The Trust Agreement contains an express disclaimer of liability on the part of Fund shareholders. Thus, the risk of Fund shareholder liability is slight and limited to a circumstance where a Fund itself is unable to meet its obligations.

As a general matter, each Fund is not required to and does not intend to hold annual or other meetings of the respective Fund's shareholders. However, the Trust Agreement provides for Fund shareholder voting with respect to certain matters, including: (a) the election or removal of one or more Trustees if a meeting is called for that purpose; (b) any contract as to which shareholder approval is required by the 1940 Act (such as a Fund's Management and Investment Advisory Agreement); (c) any termination or reorganization of the Trust or any Fund to the extent and as provided in the Trust Agreement; (d) any amendment of the Trust Agreement (other than amendments establishing and designating new series, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity, or curing, correcting, or supplementing any provision thereof which is internally inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for a Fund to obtain the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by more than 50% of the shares entitled to vote; (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of a Fund or the shareholders; and (f) with respect to such additional matters relating to the respective Fund as may be required by the 1940 Act (such as changes in a Fund's investment policies and restrictions), the Trust Agreement, the by-laws of the Trust, or any registration of a Fund with the Securities and Exchange Commission or any state or as the Trustees may consider necessary or desirable.

Meetings of shareholders may be called upon written application specifying the purpose of the meeting by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. In connection with the shareholders' right to remove a Trustee, shareholders will be assisted with their communication in such manner.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires, or is removed by the shareholders or a majority of the Trustees.

The Trust Agreement provides that on any matter submitted to a vote of the shareholders, all Fund shares entitled to vote, irrespective of portfolio, shall be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act, such requirements as to a separate vote by that portfolio shall apply in lieu of the aggregate voting as described above, and (b) when the Trustees have determined that the matter affects only the interests of one or more portfolios, then only shareholders of the affected portfolios shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company with separate portfolios like this Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio "affected by" such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless the interests of each portfolio in the matter are substantially identical or the matter does not affect any interests of such portfolio. The Rule specifically exempts the selection of independent accountants, the approval of principal underwriting contracts and the election of trustees from such separate voting requirements. In addition, the Rule provides that a majority vote of a portfolio's shareholders is effective approval of an advisory contract for that series, unless state law requires otherwise. In addition, changes in certain investment policies of an investment company are also subject to separate voting requirements.

The Trust Agreement provides that the presence at a meeting of shareholders in person or by proxy of shareholders entitled to vote at least thirty percent (30%) of the votes entitled to be cast on a matter (or if voting is to be by portfolio, shareholders of each portfolio entitled to vote at least thirty percent (30%) of the votes entitled to be cast by each portfolio) shall constitute a quorum. This permits a meeting of shareholders of a Fund to take place even if less than a majority of the shareholders are present on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum (the election of Trustees and the ratification of the selection of independent public accountants are examples). Some matters requiring a larger vote under the Trust Agreement, such as termination or reorganization of a Fund and certain amendments of the Trust Agreement, would not be affected by this provision. This is also true with respect to matters which under the 1940 Act require the vote of a majority of the outstanding voting shares (as defined below) of the Trust or a particular portfolio.

As used in this Statement of Additional Information, the term "majority of the outstanding shares" of either the Trust or a particular Fund of the Trust means the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund.

Under the terms of the Trust Agreement, a Trustee is liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or of law. The Trust Agreement provides for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust (or the predecessor corporation) but such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also provides that any agreement or undertaking by the Trustees on behalf of the Trust is binding upon the Trust only and not on the Trustees personally.

EXPENSES OF THE FUND

Each Fund's expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Independent Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), expenses of printing and mailing certificates, association membership dues, charges of a Fund's custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering a Fund and its shares with the Securities and Exchange Commission, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

FINANCIAL STATEMENTS

The audited financial statements for the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, New Hampshire Municipal Fund (formerly New Hampshire TaxSaver Bond Fund) and Maine Municipal Fund (formerly Maine TaxSaver Fund) for their most recent fiscal year appear in such Funds' Annual Report. The audited financial statements for the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund (the Predecessor Funds) for the most recent fiscal years appear in such Predecessor Funds' Annual Report dated March 31, 2003. The unaudited financial statements for the Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund as of September 30, 2003, appear in such Predecessor Funds' most recent Semi-Annual Report. The financial statements from the foregoing Annual and Semi-Annual Reports are incorporated by reference herein. The Annual and Semi-Annual Reports accompany this Statement of Additional Information.

APPENDIX A-RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group

A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does nor perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.        Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation;

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA       Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA          Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A             Deb rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB          Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The "BB" rating category is also used for debt subordinated to senior debt that is assigned in actual or implied "BBB-" rating.

B             Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC       Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC          The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C             The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1           The rating "C1" is reserved for income bonds on which no interest is being paid.

D             Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L             The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR          Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule: the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

Source of payment: the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1       Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3       Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1         This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2         Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3         Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

B             Issues rated "B" are regarded as having only speculative capacity for timely payment.

C             This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D             Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

Aaa         Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa           Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

A             Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's bond rating symbols may contain numeric modifiers of a generic rating classification. The modifier "1" indicates that the bond ranks at the high end of its category. The modifier "2" indicates a mid-ranking, and the modifier "3" indicates that the issue ranks in the lower-end of its generic rating category.

Baa         Bonds that are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protector nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics, as well.

Ba           Bonds that are rated "Ba" are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderated and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B             Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

Ca           Bonds rated "C" are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(…)  Bonds for which the security depends on the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probably credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Municipal Short-Term Loans

MIG 1/VMIG 1             This designation denotes best quality. There is strong protection present by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes high quality. Margins or protection are ample but not so large as in the preceding group.

MIG 3/VMIG 3             This designation denotes favorable quality. All security elements are accounted for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and market access for refinancing is not as likely to be well established.

MIG 4/VMIG 4             This designation denotes adequate quality. Protection that is commonly regarded as required of an investment security is present, but not distinctly or predominantly speculative. There is significant risk.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

1.        Leading market positions in well-established industries.

2.        High rates of return on Fund employed.

3.        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

4.        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

5.        Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.

A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

Long-Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

AAA	Highest credit quality with negligible risk factors that are only slightly higher than the risk free U.S. Treasury debt.
AA+	High credit quality with strong protection factors. Risk is modest, but may vary slightly from time to time due to economic conditions.
AA
AA-
A+	Protection factors are average but adequate. Risk factors are more variable and greater in periods of economic stress.
AA
AA-
BBB+	Below average protection factors, but still considered sufficient for prudent investments. Considerable variability in risk during economic cycles.
BBB
BBB-
B+

Below investment grade, but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B
B-
CCC

Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD	Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
DP	Preferred stock with dividend arrearages.

Short-Term Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of Fund including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term Fund on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

The SEC for broker-dealer requirements, specifically capital computation guidelines, recognizes these ratings. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

High Grade

D-1+       Highest certainty of timely payment with outstanding short-term liquidity, including internal operating factors and/or access to alternative sources of funds. Safety is just below that of the risk-free U.S. Treasury short-term obligations.

D-1         Very high certainty of timely payment, with excellent liquidity factors that are supported by good fundamental protection factors. The risk factors are minor.

D-1-        High certainty of timely payment with strong liquidity factors that are supported by good fundamental protection factors. The risk factors are very small.

Good Grade

D-2         Good certainty of timely payment with sound liquidity factors and company factors. Ongoing funding needs may enlarge the total financing requirements, but access to capital markets is good. The risk factors are small.

Satisfactory Grade

D-3         Satisfactory liquidity with other protection factors that qualify issue to investment grade. The risk factors are larger and subject to more variation, but timely payment is expected.

Non-Investment Grade

D-4         Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Default

D-5         Issuer has failed to meet scheduled principal and/or interest payments.

Fitch IBCA, Inc.

A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA       Bonds considered being of investment grade and the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA          Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds that are rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+."

A             Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB       Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to have adverse impact on these bonds may impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB

Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C	Bonds are in imminent default in payment of interest or principal.
DDD

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

DD
D

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less than issues rated "F-1+."

F-2          Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3          Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

Part C.    Other Information

Item 23: Exhibits:

(a)                             Agreement and Declaration of Trust for Registrant, dated August 10, 19901

(b)                             Bylaws of Registrant1

(c)                   Specimen Certificate for the Kansas Municipal Fund1

(d)(1)(a)          Management and Investment Advisory Agreement between Integrity Money Management, Inc. ("Integrity"), on behalf of the Kansas Municipal Fund2

(d)(1)(b)         Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the Kansas Insured Intermediate Fund2

(d)(1)(c)          Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the Nebraska Municipal Fund2

(d)(1)(d)         Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the Oklahoma Municipal Fund2

(d)(1)(e)          Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the Maine Municipal Fund3

(d)(1)(f)          Management and Investment Advisory Agreement between Registrant and Integrity on behalf of the New Hampshire Municipal Fund3

(e)(1)(a)          Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc. (the "Distributor"), on behalf of the Kansas Municipal Fund4

(e)(1)(b)          Distribution and Services Agreement between Registrant and the Distributor, on behalf of the Kansas Insured Intermediate Fund4

(e)(1)(c)          Distribution and Services Agreement between Registrant and the Distributor, on behalf of the Nebraska Municipal Fund4

(e)(1)(d)          Distribution and Services Agreement between Registrant and the Distributor, on behalf of the Oklahoma Municipal Fund4

(e)(1)(e)          Distribution and Services Agreement between Registrant and the Distributor, on behalf of the Maine Municipal Fund3

(e)(1)(f)           Distribution and Services Agreement between Registrant and the Distributor, on behalf of the New Hampshire Municipal Fund3

(e)(2)               Dealer Agreement4

(f)                    Not applicable

(g)                   Custodian Agreement between Registrant and Wells Fargo Bank Minnesota, N.A., Institutional Trust & Custody on behalf of all Series5

(h)(1)              Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc., on behalf of all Series3

(h)(2)              Accounting Series Agreement between Registrant and Integrity Fund Services, Inc., on behalf of all Series3

(h)(3)              Administration Services Agreement between Registrant and Integrity Fund Services, Inc., on behalf of all Series3

(i)(1)(a)           Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund dated November 14, 19901

(i)(1)(b)           Opinion and Consent of Chapman and Cutler for the Kansas Insured Intermediate Fund dated November 12, 19921

(i)(1)(c)           Opinion and Consent of Chapman and Cutler for the Nebraska Municipal Fund dated November 16, 19931

(i)(1)(d)           Opinion and Consent of Chapman and Cutler for Oklahoma Municipal Fund dated September 25, 19966

(i)(1)(e)          Opinion and Consent of Chapman and Cutler for the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund (the."Original Series",) dated November 29, 19991

(i)(1)(f)           Opinion and Consent of Peter A. Quist for the Original Series dated November 29, 20007

(i)(1)(g)          Opinion and Consent of Gordon Dihle for the Original Series dated November 27, 20028

(i)(1)(h)          Opinion and Consent of Chapman and Cutler, LLP dated September 29, 20034

(i)(1)(i)           Opinion and Consent of Chapman and Cutler, LLP dated December 22, 20034

(i)(1)(j)           Opinion and Consent of Stradley Ronon Stevens & Young, LLP2

(j)(1)(a)          Consent of Brady, Martz & Associates, P.C.9

(j)(1)(b)          Opinion of Sutherland, Asbill, and Brennan9

(k)                   Not applicable

(l)                    Subscription agreement with Ranson1

(m)(1)(a)        Shareholder Services Plan for the Kansas Municipal Fund4

(m)(1)(b)        Shareholder Services Plan for the Nebraska Municipal Fund4

(m)(1)(c)        Shareholder Services Plan for the Oklahoma Municipal Fund4

(m)(1)(d)        Shareholder Services Plan for the Maine Municipal Fund3

(m)(1)(e)        Shareholder Services Plan for the New Hampshire Municipal Fund3

(n)                  Not applicable

(p)                  Code of ethics9

1Previously filed with and incorporated by reference to Post-Effective Amendment Number 43 filed on November 30, 1999.

2Previously filed with and incorporated by reference to Post-Effective Amendment Number 51 filed on November 24, 2004.

3Previously filed with and incorporated by reference to Post-Effective Amendment Number 49 filed on September 29, 2003.

4Previously filed with and incorporated by reference to Post-Effective Amendment Number 50 filed on December 22, 2003.

5Previously filed with and incorporated by reference to Post-Effective Amendment Number 45 filed on November 26, 2001.

6Previously filed with and incorporated by reference to Post-Effective Amendment Number 25 filed on September 25, 1996.

7Previously filed with and incorporated by reference to Post-Effective Amendment Number 44 filed on November 29, 2000.

8 Previously filed with and incorporated by reference to Post-Effective Amendment Number 47 filed on November 27, 2002.

9Filed herewith.

Item 24: Persons Controlled by or under Common Control with Registrant.

To the best of Registrant's knowledge, as of November 29, 2005, no person is either directly or indirectly controlled by or under common control with Registrant.

Item 25: Indemnification.

The following is a summary of the rights of indemnification set forth in the Agreement and Declaration of Trust of Registrant (see Exhibit 1). Article VIII of the Agreement and Declaration of Trust of Registrant provides generally that any person who is or has been a Trustee or officer of Registrant (including persons who serve at the request of Registrant as directors, Trustees, or officers of another organization and including persons who served as officers and directors of the Registrant) shall be indemnified by Registrant to the fullest extent permitted by law against liabilities and expenses reasonably incurred by such person in connection with any claim, suit, or proceeding in which such person becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, or officer and against amounts incurred in settlement thereof. It is further provided in such Agreement and Declaration of Trust that no indemnification shall be provided in the event that it is determined that such person was engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or that such person did not act in good faith in the reasonable belief that his action was in the best interests of Registrant. In the event of a settlement or other disposition not involving a final determination of the foregoing matters by a court or other body, no indemnification shall be provided unless such determination is made by a vote of a majority of the Disinterested Trustees acting on the matter or a written opinion of independent legal counsel. The right to indemnification as so provided may be insured against by policies maintained by the Registrant and shall continue as to any person who has ceased to be a Trustee or officer of Registrant.

Expenses of preparation and presentation of a defense by a person claiming indemnification may be advanced by Registrant provided generally that such person undertakes to repay any such advances if it is ultimately determined that he is not entitled to indemnification and provided that either such undertaking is secured by appropriate security or a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion determines that there is reason to believe that such person ultimately will be found entitled to indemnification.

The Agreement and Declaration of Trust provides further that in the event that any shareholder or former shareholder shall be found to be personally liable solely by reason of his being a shareholder and not because of acts or omissions of such person, such shareholder shall be entitled, out of assets of the Registrant, to be indemnified against all loss and expense arising from such liability (provided there is no liability to reimburse any shareholder for taxes paid by reason of such shareholder's ownership of shares or for losses suffered by reason of any changes in value of any of Registrant's assets).

The Agreement and Declaration of Trust (Article IV, Section 2 (o)) provides specifically that the Trustees have the power to purchase and pay for insurance out of assets of Registrant as they deem necessary or appropriate for the conduct of its business including policies insuring shareholders, Trustees, officers, employees, agents, investment managers, principal underwriters, or independent contracts or Registrant against claims or liabilities arising by reason of such persons holding or having held any such office or position with Registrant or by reason of any action alleged to have been taken or omitted by such person in such office or position including any action taken or omitted that may be determined to constitute negligence whether or not the Registrant would have the power to indemnify such person against such liability.

The provisions with respect to indemnification in the Agreement and Declaration of Trust of Registrant do not affect any rights of indemnification that persons other than those specifically covered may have whether under contract or otherwise under law.

In addition to the foregoing, the distribution and services agreements with the Funds' Distributor provide that the respective fund will indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares, based upon the ground that the registration statement, prospectus, shareholder or other information filed or made public by the respective fund (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the applicable fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the fund by or on behalf of the Distributor. In no case (i) is the indemnity of the fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties under the applicable distribution and services agreement, or (ii) is the fund to be liable under its indemnity agreement contained in Section 8 of the distribution and services agreement with respect to any claim made against the Distributor or any person (or after the Distributor or the person shall have received notice or service on any designated agent). However, failure to notify the respective fund of any claim shall not relieve the fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of its indemnity agreement contained in Section 8 of the respective distribution and services agreement. The applicable fund shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of any suit brought to enforce any claims, but if the fund elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor or persons or defendant or defendants in the suit. In the event, the applicable fund elects to assume the defense of any suit and retain counsel, the Distributor, officers or Trustees or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the respective fund does not elect to assume the defense of any suit, it will reimburse the Distributor, officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The applicable fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the shares of the respective fund.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of Registrant's Agreement and Declaration of Trust, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) as asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser.

Integrity Money Management, Inc. (the "Adviser") managed the Registrant and serves as investment adviser to other open-end investment companies. Unless otherwise indicated below, the principal business address for these investment companies and the persons named below is 1 Main Street North, Minot, North Dakota 58703.

The names of the directors and officers of the Adviser and their businesses, professions, vocations, and employment during the past two fiscal years, either for their own account or as directors, officers, employees, partners or Trustees, are as follows:

NAME AND PRINCIPAL BUSINESS ANDDRESS	AFFILIATION WITH INVESTMENT ADVISER	OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT CONNECTION
Peter A. Quist 1 North Main Street Minot, ND 58703	Director Vice-President Secretary

Director and Vice President: Integrity Mutual Funds, Inc.; Director, Vice President and Secretary: Integrity Money Management, Inc., Integrity Funds Distributor, Inc. (Formerly known as ND Capital, Inc.), Integrity Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (January 1996 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc.; Vice President and Secretary: Integrity Managed Portfolios (since January 1996) and Integrity Funds (since May 2003); Director: ARM Securities Corporation (May 2000 to June 2003).

Robert E. Walstad 1 North Main Street Minot, ND 58703	Director President Chief Executive Officer Treasurer

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003): Integrity Mutual Funds, Inc.; Director, President and Treasurer: Integrity Money Management, Inc., Integrity Funds Distributor, Inc. (Formerly known as ND Capital, Inc.), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., ND Insured Income Fund, Inc. (November 1990 to August 1999), Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (January 1996 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Chairman, President and Treasurer: Integrity Managed Portfolios; The Integrity Funds (since May 2003), Director, President, CEO and Treasurer, Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), and President (October 1999 to October 2001): Magic Internet Services, Inc.; Director (since May 2000), President (May 2000 to October 2001) ARM Securities Corporation; Director, President, CEO and Chairman: Capital Financial Services, Inc. (since January 2002).

Item 27: Principal Underwriters.

a)       Integrity Funds Distributor, Inc., acts as principal underwriter for the Funds.

b)       The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the answer to Item 20.

INTEGRITY FUNDS DISTRIBUTOR, INC.
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Mark R. Anderson 1 Main Street North Minot, North Dakota 58703	President	None
Peter A. Quist 1 Main Street North Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary Director

c)       Not applicable.

Item 28. Location of Accounts and Records.

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as Registrant's Custodian and will maintain all records related to that function. Integrity Fund Services, Inc. ("Integrity Fund Services"), serves as Registrant's transfer agent and maintains all records related to that function. Integrity Fund Services also serves as Registrant's accounting service agent and maintains all records related to that function. Integrity Money Management, Inc., serves as Registrant's investment adviser and Integrity Funds Distributor, Inc., serves as Registrant's principal underwriter and maintain all records related to those functions, respectively. Registrant maintains all of its corporate records. The address of each of the foregoing (other than the custodian) is 1 North Main Street, Minot, North Dakota 58703.

Item 29: Management Services

Not applicable

Item 30: Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Number 53 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 29 day of November 2005.

INTEGRITY MANAGED PORTFOLIOS

By: /s/ Robert E. Walstad

Robert E. Walstad
President

Pursuant to the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Lynn W. Aas Trustee
By: /s/ Robert E. Walstad
Orlin W. Backes Trustee	Robert E. Walstad Attorney-in-Fact
R. James Maxson Trustee

/s/ Robert E. Walstad
Robert E. Walstad Trustee, Chairman of the Board, and President

An original power of attorney authorizing Robert E. Walstad to execute any amendment to this Registration Statement for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and filed with the Securities and Exchange Commission with Post-Effective Amendment Number 53 to the Registration Statement.

EXHIBITS

(j)(1)(a)   Consent of Brady, Martz & Associates, P.C.

(j)(1)(b)   Opinion of Sutherland Asbill & Brennan